[WM VARIABLE TRUST LOGO]

                             WM VARIABLE TRUST

                             - STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                                   Common sense. Uncommon solutions.

                             ANNUAL REPORT

                             for the year ended

                             December 31, 2002

WM Strategic Asset Management Portfolios

                             Flexible Income Portfolio

                             Conservative Balanced Portfolio

                             Balanced Portfolio

                             Conservative Growth Portfolio

                             Strategic Growth Portfolio

                             Table of Contents

                             Message from the President.....................   1

                             A Return to the Basics.........................   2

                             Individual Portfolio Reviews...................   5

                             Statements of Assets and Liabilities...........  16

                             Statements of Operations.......................  17

                             Statements of Changes in Net Assets............  18

                             Statements of Changes in Net Assets -
                             Capital Stock Activity.........................  20

                             Financial Highlights...........................  22

                             Portfolio of Investments.......................  26

                             Notes to Financial Statements..................  29

                             Independent Auditors' Report...................  34

                             Other Information (unaudited)..................  35

---------------------------------------------------------
NOT FDIC OR NCUA/NCUSIF INSURED
---------------------------------------------------------
May Lose Value - Not a Deposit - No Bank or Credit Union
Guarantee - Not Insured by any federal government agency
---------------------------------------------------------

[PHOTO OF WILLIAM G. PAPESH]

Dear Investor,

Global economic uncertainty early in the year ushered in a period of fairly difficult market performance. Almost every equity market sector, segment, and geographic region finished down for the year. Corporate scandals, fear of terrorism and war, and a generally weak economic environment repeatedly challenged investor confidence. While these forces continue to affect the investment environment, we should also recognize the long-term strength of the U.S. economy and the resiliency of its financial markets. Throughout a history dating back to 1939, the WM Group of Funds has seen both economic and financial downturns, yet the markets have always rebounded. This period should prove no different.

In the face of challenging market conditions, it is important that investors not lose sight of their long-term financial goals. The temptation, of course, is to change your investment strategy in response to short-term circumstances. It is disconcerting to note that the record for equity mutual fund net sales occurred in February of 2000, just before the market's peak. Conversely, the month with the largest single outflow from equity funds was July of 2002, just as markets struggled to find a bottom.(1) It is a common pitfall to sell at the bottom after buying at a peak--precisely the opposite of what is intuitive and beneficial for an investor. It is also easy to get caught up in bull market euphoria or bear market anxiety, which is why we always suggest working with an Investment Representative and examining strategies that can help avoid these common investment mistakes.

With the WM Variable Trust Funds, we feel that finding the best tradeoff between risk and return is crucial for positioning your assets so that you can realize your financial goals. Therefore, we employ a unique focus on risk management, emphasizing the importance of long-term risk-adjusted returns. Over the last twelve months, this focus yielded relative performance results that were gratifying despite the widespread losses endured by equity-based investments.

In addition to risk management, a broad mix of assets and adherence to a long-term plan can help provide the downside protection and wealth-building potential that you need. This is the basic premise of asset allocation, a strategy that is central to our fund family's investment philosophy. The WM Group of Funds boasts one of the oldest asset allocation programs on the market--our Strategic Asset Management (SAM) program. The SAM program has incorporated a fund-of-funds approach since 1996 and has been available in the WM Variable Trust since 1997, but its investment roots date back to October 1990.(2) In fact, of the 500 portfolios currently classified as fund-of-funds by Lipper, Inc., only two other fund companies have track records that predate the 1990 inception of the SAM program.(3) Through diversification and active asset allocation, our Strategic Asset Management Portfolios can provide investors with the potential for reduced risk combined with investment choice and flexibility.

This year's clear contrast between the performance of bond and stock investments also supports the rationale for asset allocation. When one security type advanced, it was at the expense of the other. Incorporating both bonds and stocks in an investment portfolio can limit the effects of drastic market swings to the extent that bonds and stocks react differently to changing market forces. Investors whose portfolios included fixed-income investments received the benefits of an income stream and reduced risk during this year's heightened volatility.

As we look to the coming year, I would like to reiterate the importance of maintaining a long-term perspective. Although choppy market performance may continue in the short-term, we believe that the country is in the midst of a recovery. Ongoing market conditions present an opportunity for all of us to learn, re-assess, and gain additional understanding of how we can effectively deliver solid risk-adjusted returns in a multitude of market conditions. I encourage you to contact your Investment Representative with any questions or feedback you may have as we navigate through this difficult interval and prepare for the next market cycle.

For more than 60 years we have dedicated ourselves to assisting our shareholders in building their investment wealth. Thank you for the opportunity to continue doing so in the future and for your confidence in the WM Group of Funds.

Sincerely,

/s/  William G. Papesh

William G. Papesh
President

(1) Source: Investment Company Institute.

(2) Prior to November 1, 1996, the WM Strategic Asset Management Portfolios were known as Sierra Asset Management Accounts ("SAM Accounts"). The SAM accounts were discretionary asset allocation accounts that were not registered under the Investment Company Act of 1940 and were not part of the WM Variable Trust.

(3) Source: Lipper, Inc. Lipper is an independent industry research firm that classifies and tracks the performance of mutual funds. The information shown above is for mutual funds and may not represent funds that are available through a variable annuity.

A Return to the Basics

Investing in Strength

Although U.S. equity markets have retreated from their highs in early 2000 and the economy has struggled through a recession, the U.S. financial system is still the largest and strongest in the world. We will recover from this recession, and the markets will eventually follow. Now is the time to re-examine positions, ensure that we are still on track, and focus on our long-term goals and objectives rather than on day-to-day market fluctuations.

Economic weakness and bear markets are a natural, albeit painful, part of the investment process. In truth, bear markets can provide numerous opportunities to invest when prices have fallen--as long as we have a long-term perspective along with the time and patience to allow markets to rebound. As a society, we'd prefer to buy products on sale rather than pay full price, but we seem to avoid low prices in financial assets. It is difficult, even for the experts, to time the market's peaks and bottoms, but investing when prices are low is just good common sense, and history supports this approach.

---------------------------------------------------------------------------------------------
Buying "On Sale"                        AVERAGE ANNUAL RETURNS FROM BOTTOM OF MARKET
RECESSION/BEAR MARKET          BOTTOM             3 YEAR             5 YEAR           10 YEAR
---------------------------------------------------------------------------------------------
1973-74                        Nov '74             20.0%              16.8%             15.6%
1981-82                        Aug '82             27.1%              29.7%             19.2%
1987                           Dec '87             15.8%              17.3%             18.7%
1990-91                        Nov '90             19.0%              17.2%             19.4%
2000-?                            ?                  --                 --                --
---------------------------------------------------------------------------------------------

Source: Ibbotson Associates. The periods shown above represent the most notable recent (since 1970) bear markets (defined as a market decline of 20% from top to bottom measured by the S&P 500 Index), and they begin the month after the market bottom was reached. Stocks are represented by the S&P 500 Index, an unmanaged weighted index which is considered representative of the stock market in general. The returns shown assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

Avoid These Common Investment Mistakes

We just touched on one of the most common investment mistakes--buying high and selling low. It is easy to chase trailing performance and get caught up in the end of a bull market only to see the market weaken and prices come down. As we moved through the first bear market in roughly a decade, many investors further damaged their portfolios by abandoning the equity markets and selling at a bottom. If you caught yourself buying high and selling low during this bear market, you were not alone.

10 COMMON INVESTMENT MISTAKES

 1.      NOT HAVING A LONG-TERM PLAN

 2.      KEEPING A SHORT-TERM PERSPECTIVE

 3.      BUYING HIGH

 4.      SELLING LOW

 5.      CHASING RETURNS

 6.      HAVING UNREALISTIC EXPECTATIONS

 7.      HAVING LARGE ASSET CONCENTRATIONS
         AND NOT REBALANCING

 8.      ASSUMING TOO MUCH OR NOT ENOUGH RISK

 9.      LETTING EMOTIONS GUIDE YOUR DECISIONS

10.      DO-IT-YOURSELF INVESTING

Continuous Investing

As the chart to the right indicates, people tend to buy when the market is rising and sell when the market is falling or has already fallen. In fact, a record $53 billion in net sales flowed into equity mutual funds in February 2000, just as the market peaked. The flip side was also true when selling reached its heaviest in July 2002, after the markets had been bottoming out for some time.

It is impossible to know precisely when market peaks and troughs will occur, but past history shows that over long-term periods of time, a plan that incorporates systematic investments throughout the entire cycle can help you build on your current investments whenever markets retreat. Known as dollar cost averaging, this disciplined process allows you to buy more shares when prices are low and fewer shares when prices are high, thereby lowering the average cost of the shares you purchase.(1)

Managing Expectations

The dynamic equity performance of the 1990s altered the perception of many investors so that now, unfortunately, they expect returns that are well above historical averages. Since 1926, U.S. stock market performance has averaged just over 10% per year.(2) In contrast, the five-year average annual return of over 28.5% achieved from 1995 to 1999 was both unprecedented and unsustainable. We have now seen a substantial market correction, but looking at the past ten years, we can also see that both the S&P 500 and the NASDAQ have returned to levels closer to the long-term 10% average return.

It makes sense to assume that we probably won't see a period like the late 1990s in the near term. We have to keep our expectations in check and be prepared to accept performance that is more in line with the underlying growth in corporate profits.

(1) Systematic investment plans do not ensure that you will earn a profit, nor do they protect against loss. Since such a plan involves continuous investment regardless of fluctuating price levels, you should consider your ability to continue purchases through periods of low price levels.

(2) Source: Ibbotson Associates. Stocks are represented by the performance of the S&P 500 Index, which posted an average annual total return of 10.20% from 1/1/26 to 12/31/02.

                             Equity Fund Asset Flows
                             Have Trailed the Market

                         (January 1999 to December 2002)

[EQUITY FUND ASSET LINE GRAPH]

          Net Equity Fund Flows     DJIA
Jan-99            17123              9359
                    711              9307
                  12602              9786
                  25838             10789
                  14962             10560
                  19104             10971
Jul-99            12400             10655
                   6030             10829
                  10791             10337
                  21039             10730
                  19018             10878
                  24979             11497
Jan-00            40913             10941
                  53682             10128
                  39392             10922
                  34024             10734
                  17037             10522
                  22141             10448
Jul-00            17342             10522
                  24009             11215
                  17334             10651
                  19163             10971
                   5524             10414
                  11640             10788
Jan-01            25064             10887
                  -3298             10495
                 -20572              9879
                  19212             10735
                  18127             10912
                  10815             10502
Jul-01            -1231             10523
                  -4816              9950
                 -29353              8848
                    923              9075
                  15297              9852
                   2921             10022
Jan-02            20048              9920
                   5404             10106
                  29627             10404
                  12926              9946
                   4875              9925
                 -18279              9243
Jul-02           -52608              8737
                  -3063              8664
                 -16078              7592
                  -7502              8397
                   6953              8896
Dec-02            -7747              8341

Sources: Investment Company Institute and Dow Jones. Net equity mutual fund asset flows are sales less redemptions and net exchanges. Dollars are represented in millions. The Dow Jones Industrial Average is an unmanaged weighted index, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

                       Returning to the Long-term Average

          (Growth of $1 investment for ten years ended December 2002)

[LONG TERM AVERAGE LINE GRAPH]

           NASDAQ    S&P 500   10% Average Return
Dec-92      1.12      1.05           1.02
            1.15      1.05           1.02
            1.11      1.07           1.03
            1.14      1.09           1.04
            1.09      1.07           1.05
            1.16      1.09           1.06
            1.16      1.10           1.07
            1.16      1.09           1.07
            1.23      1.13           1.08
            1.26      1.13           1.09
Oct-93      1.29      1.15           1.10
            1.25      1.14           1.11
            1.28      1.15           1.12
            1.32      1.19           1.13
            1.31      1.16           1.14
            1.23      1.11           1.14
            1.21      1.12           1.15
            1.21      1.14           1.16
            1.17      1.11           1.17
            1.19      1.15           1.18
            1.27      1.20           1.19
            1.26      1.17           1.20
Oct-94      1.28      1.19           1.21
            1.24      1.15           1.22
            1.24      1.17           1.23
            1.25      1.20           1.24
            1.31      1.24           1.25
            1.35      1.28           1.26
            1.39      1.32           1.27
            1.43      1.37           1.28
            1.54      1.40           1.29
            1.65      1.45           1.30
            1.69      1.45           1.31
            1.72      1.51           1.32
Oct-95      1.71      1.51           1.33
            1.75      1.57           1.34
            1.74      1.60           1.35
            1.75      1.66           1.36
            1.82      1.67           1.37
            1.82      1.69           1.38
            1.97      1.72           1.40
            2.05      1.76           1.41
            1.96      1.77           1.42
            1.79      1.69           1.43
            1.89      1.72           1.44
            2.03      1.82           1.45
Oct-96      2.02      1.87           1.46
            2.14      2.01           1.48
            2.13      1.97           1.49
            2.28      2.10           1.50
            2.16      2.11           1.51
            2.02      2.03           1.52
            2.08      2.15           1.54
            2.31      2.28           1.55
            2.38      2.38           1.56
            2.63      2.57           1.57
            2.62      2.43           1.59
            2.79      2.56           1.60
Oct-97      2.63      2.47           1.61
            2.64      2.59           1.62
            2.59      2.63           1.64
            2.68      2.66           1.65
            2.93      2.85           1.66
            3.03      3.00           1.68
            3.09      3.03           1.69
            2.94      2.98           1.70
            3.13      3.10           1.72
            3.09      3.07           1.73
            2.48      2.62           1.74
            2.80      2.79           1.76
Oct-98      2.93      3.02           1.77
            3.22      3.20           1.79
            3.62      3.38           1.80
            4.14      3.53           1.81
            3.78      3.42           1.83
            4.07      3.55           1.84
            4.20      3.69           1.86
            4.08      3.60           1.87
            4.44      3.80           1.89
            4.36      3.68           1.90
            4.53      3.67           1.92
            4.54      3.57           1.93
Oct-99      4.90      3.79           1.95
            5.51      3.87           1.96
            6.72      4.10           1.98
            6.51      3.89           2.00
            7.76      3.82           2.01
            7.56      4.19           2.03
            6.38      4.06           2.04
            5.62      3.98           2.06
            6.55      4.08           2.08
            6.22      4.02           2.09
            6.95      4.27           2.11
            6.07      4.04           2.13
Oct-00      5.57      4.02           2.14
            4.29      3.71           2.16
            4.08      3.72           2.18
            4.58      3.86           2.20
            3.56      3.50           2.21
            3.04      3.28           2.23
            3.50      3.54           2.25
            3.49      3.56           2.27
            3.57      3.47           2.28
            3.35      3.44           2.30
            2.98      3.22           2.32
            2.48      2.96           2.34
Oct-01      2.79      3.02           2.36
            3.19      3.25           2.38
            3.22      3.28           2.40
            3.20      3.23           2.41
            2.86      3.17           2.43
            3.05      3.29           2.45
            2.79      3.09           2.47
            2.67      3.07           2.49
            2.42      2.85           2.51
            2.19      2.63           2.53
            2.17      2.64           2.55
            1.94      2.36           2.57
            2.20      2.56           2.59
            2.18      2.59           2.57
Dec-02      1.97      2.44           2.59

Sources: Ibbotson Associates and MSN.com with historical index closes provided by Media General Financial Services. The 10% average return line is generally representative of historical average annual returns based on the S&P 500 Index from 1926 to present day, and it is provided for illustrative purposes only. All indices shown are unmanaged, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

Use Bonds and Stocks

The current investment environment provides another important lesson--the benefits of utilizing both bonds and stocks to build a well-balanced portfolio. For the past several years, the difference in performance between these two asset classes has grown substantially. Performance has periodically shifted between stocks and bonds as investor preference changed. Much of the effects of this volatility can be avoided by balancing these asset classes within a diversified portfolio. This strategy can allow you to participate in the potential upside of stocks and bonds without being subjected to the full impact of their individual declines.

Balance Risk and Return

It's no secret that markets have become volatile in recent years. As a result, it is more important than ever to examine risk-adjusted returns, making sure that your portfolio is properly positioned to meet your long-term goals and objectives. Taking too much or not enough risk is a mistake that can hamper your ability to meet these goals.

There is a tradeoff between risk and return, but risk can be managed. Take a look at the diversified portfolio to the right. By balancing assets, a diversified portfolio can capture much of the return of the S&P 500 with relatively less risk. For many people, the slightly greater return that could be gained is not necessarily worth the increased volatility. It makes sense to find the right balance through diversification and asset allocation.

           Market Favor Has Rapidly Shifted Between Bonds and Stocks

                    Relative Performance of Bonds and Stocks

                        (Five years ended December 2002)

[BONDS AND STOCKS LINE GRAPH]

             Bonds   Stocks
Jan-98        0.08   -0.09
             -3.65    3.64
             -2.39    2.39
             -0.24    0.25
              1.33   -1.34
             -1.61    1.60
Jul-98        0.64   -0.63
              8.04   -8.05
             -2.03    2.04
             -4.33    4.33
             -2.75    2.74
             -2.73    2.73
Jan-99       -1.74    1.73
              0.68   -0.68
             -1.73    1.72
             -1.78    1.77
              0.74   -0.74
             -2.94    2.93
Jul-99        1.35   -1.35
              0.22   -0.23
              1.95   -1.95
             -2.98    2.98
             -1.02    1.02
             -3.19    3.18
Jan-00        2.35   -2.34
              1.55   -1.55
             -4.23    4.23
              1.36   -1.36
              1.00   -1.00
             -0.19    0.19
Jul-00        1.24   -1.23
             -2.38    2.38
              2.95   -2.96
              0.54   -0.54
              4.76   -4.76
              0.69   -0.68
Jan-01       -0.96    0.96
              4.99   -5.00
              3.42   -3.41
             -4.10    4.09
             -0.04    0.03
              1.41   -1.40
Jul-01        1.61   -1.61
              3.71   -3.70
              4.62   -4.62
              0.09   -0.09
             -4.53    4.52
             -0.76    0.76
Jan-02        1.13   -1.14
              1.45   -1.45
             -2.71    2.71
              4.00   -4.00
              0.79   -0.80
              4.00   -3.99
Jul-02        4.50   -4.51
              0.52   -0.51
              6.24   -6.25
             -4.63    4.63
             -2.96    2.96
Dec-02        3.97   -3.98

Source: Ibbotson Associates. Bonds are represented by the Lehman Brothers Aggregate Bond Index, and stocks are represented by the S&P 500 Index. Each line shows the difference in performance of each index relative to a 50/50 mix. All indices shown are unmanaged, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

                                 Risk and Return

                        (Ten years ended December 2002)

[RISK AND RETURN CHART]

                            Return      Risk
Mid-Cap Stocks              12.81       18.82
Large-Cap Stocks            12.71       17.72
Diversified Portfolio       10.99        9.35
Small-Cap Stocks             9.46       21.66
Bonds                        9.53        5.32
T-bills                      5.65        0.61

Source: Ibbotson Associates. Return is measured by the geometric mean and risk is measured by standard deviation. The Diversified Portfolio consists of 30% large-cap stocks, 15% mid-cap stocks, 5% small-cap stocks, 40% domestic bonds, and 10% T-bills. The Portfolio is not intended to represent any investment product or mutual fund, and it is provided for illustrative purposes only. Large-cap stocks are represented by the S&P 500 Index; small-cap stocks by the Russell 2000 Index; mid-cap stocks by the S&P 400 MidCap Index; domestic bonds by the Lehman Brothers Gov't./Credit Index; and T-bills by 30-day U.S. Treasury bills. All indices shown are unmanaged, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

Consult with Your Investment Representative

Finally, a great way to avoid some of these common investment mistakes is to regularly discuss your options with an investment professional. The do-it-yourself approach to investing can lead to emotions overriding common sense. Discussing your options with your Investment Representative can help. Together, you can examine strategies to manage risk, diversify your assets, and keep you on track to meet your long-term financial goals.

Individual Portfolio Reviews

To Our Asset Allocation Clients

We are pleased to provide you with an overview of our asset allocation portfolios, each designed to help you meet specific long-term investment objectives. This report includes performance reviews and highlights of the investment strategies for each of our five Portfolios during the twelve-month period ended December 31, 2002.

Understanding the Enclosed Charts and Performance

In order to help you understand the Strategic Asset Management (SAM) Portfolios' investment performance, we have included the following discussions along with graphs that compare the Portfolios' performance with certain capital market benchmarks. The benchmarks are a blended mix of capital market indices intended to illustrate the effects of the Portfolios' active allocation and security selection.

Descriptions of the indices used are as follows:

- INFLATION is a measurement of change in domestic prices and is measured by the Consumer Price Index for all urban consumers.

- The LEHMAN BROTHERS AGGREGATE BOND INDEX is a broad-based bond index which contains government, corporate, mortgage and asset-backed securities.

- The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy and all economic sectors.

Generally, an index represents the market value of an unmanaged group of securities regarded by investors as representative of a particular market. Individuals cannot invest directly in an index and an index does not reflect any asset-based charges for investment management or other expenses. Index results on the following pages include changes in value and the reinvestment of dividends. Total return is used to measure performance and reflects both changes in the value of the units as well as any reinvestment of income dividends and/or capital gain distributions made during the period. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate with market conditions, and an investor's units when redeemed may be worth more or less that their original cost. Investing in securities underlying a variable annuity involves risk.

Please note that performance shown in this report represents performance of the WM Variable Trust Funds and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans.

WM Advisors' Asset Allocation Team

RANDY YOAKUM
Senior Portfolio Manager
Chief Investment Officer
WM Advisors, Inc.

Randy Yoakum holds the Chartered Financial Analyst designation and has more than 17 years of investment management experience. He holds a B.B.A. from Pacific Lutheran University and an M.B.A. from Arizona State University. Accomplished in the field of asset management, Mr. Yoakum was instrumental in developing the investment policies at WM Advisors from 1987 to 1994, as well as after rejoining the company in 1999. He currently serves as chairman of the Investment Committee and heads the Asset Allocation Team, as well as acting as co-manager of the WM VT GROWTH & INCOME FUND. He has extensive experience in the field of asset allocation, having served as Chairman and Senior Portfolio Manager for an asset allocation product at his previous employer, D.A. Davidson & Co. (DADCO).

In addition to acting as Chief Investment Officer and Chairman of the Investment Policy Committee at DADCO, he was also responsible for overseeing the research staff for the Trust Company, Investment Management Firm, and the Brokerage Division. Prior to that, Mr. Yoakum served as Senior Vice President and Chief Equity Officer at Boatman's Trust Company, where he was responsible for all equity and balanced investment analysis, asset allocation, research, portfolio management, and trading. He managed over 100 investment professionals as well as $25 billion in assets. His other duties at Boatman's included senior portfolio management of the Asset Allocation Portfolios, as well as chairing the Equity Investment Group and managing the high profile equity and balanced portfolios.

Mr. Yoakum draws on the expertise of two dedicated senior analysts for the WM VT SAM Portfolios, both of whom have significant experience and background with asset allocation products.

Michael Meighan, Senior Investment Analyst, is also dedicated to the asset allocation team at WM Advisors. Mr. Meighan holds the Chartered Financial Analyst designation and has a B.S. from Santa Clara University and an M.B.A. from Gonzaga University. He was previously employed with Mr. Yoakum at DADCO as a Portfolio Manager and Senior Analyst for its asset allocation product. His responsibilities included all managed investment products and the creation, analysis and maintenance of the supervised recommended list of mutual funds for the firm. Mr. Meighan also developed policy for the firm as a member of both the DADCO Investment Policy Committee and the Davidson Trust Company Investment Committee.

Charles Averill is a Senior Quantitative Analyst and has been with WM Advisors for over 11 years. He holds the Chartered Financial Analyst designation and has a B.A. in Economics from Reed College and an M.A. in Economics from Princeton University. Before joining the team at WM Advisors in 1990, Mr. Averill taught economics at Gonzaga University and worked as a news editor.

GARY POKRZYWINSKI
Senior Portfolio Manager
Head of the Fixed-Income Investment Team
WM Advisors, Inc.

Gary Pokrzywinski also assists the Asset Allocation Team. He is responsible for helping to develop the outlook and policy for the fixed-income assets within the Portfolios. Mr. Pokrzywinski holds the Chartered Financial Analyst designation and currently manages the WM VT INCOME FUND and the WM HIGH YIELD FUND.

                                                       Flexible Income Portfolio

                Growth of a $10,000 Investment (Class 1 shares)(1)

[GROWTH OF INVESTMENT LINE GRAPH]

                                        Capital Market   Lehman Brothers Aggregate
          Portfolio(1)   Inflation(3)    Benchmark(2)          Bond Index(2)
Aug-97       10000          10000            10000                  10000
             10110          10025            10188                  10148
             10110          10050            10287                  10295
             10140          10044            10377                  10343
Dec-97       10230          10032            10489                  10447
             10350          10051            10622                  10581
             10540          10070            10691                  10572
             10650          10089            10778                  10608
             10720          10107            10840                  10663
             10740          10126            10913                  10765
             10871          10138            11041                  10856
             10831          10150            11050                  10879
             10470          10162            11052                  11056
             10771          10174            11356                  11315
             10961          10199            11395                  11255
             11172          10199            11522                  11319
Dec-98       11432          10193            11620                  11353
             11623          10217            11743                  11434
             11452          10229            11521                  11234
             11680          10260            11625                  11295
             11924          10335            11704                  11332
             11803          10335            11584                  11232
             11950          10335            11615                  11196
             11847          10366            11535                  11149
             11796          10391            11524                  11143
             11853          10441            11613                  11273
             12019          10459            11726                  11314
             12174          10466            11748                  11313
Dec-99       12415          10466            11767                  11259
             12278          10491            11673                  11222
             12436          10553            11778                  11357
             12719          10639            12033                  11507
             12602          10646            11966                  11474
             12528          10652            11936                  11468
             12736          10714            12189                  11707
             12736          10732            12270                  11813
             13081          10745            12506                  11985
             13040          10801            12511                  12060
             13063          10819            12580                  12140
             12877          10826            12667                  12339
Dec-00       13133          10819            12885                  12568
             13564          10887            13119                  12773
             13366          10931            13102                  12884
             13206          10956            13079                  12949
             13361          11000            13131                  12894
             13484          11049            13211                  12972
             13510          11068            13224                  13021
             13656          11037            13478                  13313
             13622          11037            13534                  13466
             13374          11087            13566                  13622
             13633          11049            13847                  13907
             13734          11030            13782                  13715
Dec-01       13769          10987            13714                  13627
             13769          11013            13794                  13737
             13780          11057            13888                  13871
             13836          11119            13732                  13640
             13847          11181            13889                  13905
             13904          11181            13984                  14023
             13701          11188            13994                  14145
             13486          11200            14038                  14316
             13656          11237            14261                  14558
             13531          11256            14314                  14794
             13747          11275            14381                  14726
             14008          11275            14461                  14722
Dec-02       14064          11284            14645                  15026

Average Annual Total Returns as of 12/31/02 (1)

                                                                Since Inception
Class  1 Shares                            1 Year   5 Year    (September 9, 1997)
Flexible Income Portfolio (1)               2.14%    6.57%          6.63%
---------------------------------------------------------------------------------
Capital Market Benchmark (2)                6.79%    6.90%          7.42%
---------------------------------------------------------------------------------

                                                               Since Inception
Class  2 Shares                            1 Year   5 Year    (November 6, 2001)
Flexible Income Portfolio (1)               1.89%     N/A           2.00%
---------------------------------------------------------------------------------
Capital Market Benchmark (2)                6.79%     N/A           4.92%
---------------------------------------------------------------------------------

(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Portfolio may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains and dividends.

(2) The Flexible Income Portfolio's benchmark is a capital market index that is intended to illustrate the effects of the Portfolio's active allocation and security selection. The benchmark allocation is: 10% S&P 500 Index and 90% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown from August 30, 1997 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market as a whole. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

Note: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

Performance Review

The VT SAM FLEXIBLE INCOME PORTFOLIO (Class 1 shares) returned 2.14% for the 12-month period ended December 31, 2002. Although impacted by the heightened equity market volatility, the Portfolio benefited from its large weighting in fixed-income investments, which produced strong results and helped drive the positive performance generated in 2002.

Economic/Market Review

On the heels of a strong bull market in the late 1990s, stocks hovered in secular bear market territory throughout the period. Economic weakness, corporate accounting and governance scandals, weak earnings, and geopolitical risk factors all sapped investor confidence. Large-scale and heavily reported implosions at several high-profile companies worsened an already fragile investment environment and created intense scrutiny of corporate America. Although defensive value stocks held up somewhat better early in the period, equities as a whole were adversely affected by a summer slump where markets retreated across virtually all sectors and around the globe. The year closed with stronger equity performance, but overall, every major U.S. equity sector finished 2002 with negative results.

Investors' appetite for risk diminished, and capital flowed into investments offering perceived safety and quality. Interest rates fell to 40-year lows, driving bond prices higher and spurring a rally in fixed-income investments, which performed well for much of the year. U.S. Treasury investments led the way, ahead of corporate and higher-yielding issues until late in the year. These corpo-rate issues are a little more sensitive to economic and balance sheet conditions than government-backed securities, and performance was held back by rising default rates and generally weakening credit conditions. Despite the underperformance, higher-quality corporate bonds still generated strong results as interest rates declined, and lower-rated issues closed with very strong performance in the fourth quarter.

Consumer spending, primarily on housing and autos, was the driving force behind the economic growth of the past twelve months. Extremely low mortgage rates fueled a refinancing boom, and real estate wealth improved. Unfortunately, low borrowing rates have not boosted capital investment because many corporations continue to experience excess capacity and balance sheet problems. Despite the record refinancing, mortgage-backed securities held up well during the year, providing strong gains in the second half of the period.

Given a weak economic and earnings outlook, companies undertook major cost-cutting initiatives designed to generate profits. Layoffs skyrocketed while business investment remained very low. Inflation was weak throughout the year, and companies lacked any real pricing power to increase revenues, but strong productivity did enable unit labor costs to drop while real incomes grew. These factors, along with corporate streamlining, could be catalysts for future improvement and could help the corporate bond sector, as well as equity investments, as we move through 2003.

Investment Strategy

The VT FLEXIBLE INCOME PORTFOLIO is currently diversified among ten funds, representing nine major asset classes. The combination of asset classes facilitates our ability to manage risk over a long-term investment horizon and to limit risk relative to a nondiversified investment.

The overall investment strategy for the period was to:

- Build risk-managing positions in fixed-income assets and opportunistically shift back into equities as valuations became attractive

- Add to fixed-income early in the year and favor corporate bonds given their historically wide yield differential over Treasuries

- Position fixed-income assets to generate yield and take advantage of price increases as interest rates declined

- Favor defensive equity holdings early in the year and seek prudent re-entry points into select growth investments later in the year

Review of Portfolio Allocations

We maintained a risk-averse stance as the year began by favoring defensive, value-based equity positions and increasing the Portfolio's fixed-income allocation. As consensus grew that an economic rebound was not materializing as soon or as strong as many had predicted, equity markets contracted considerably, but our defensive posture helped temper the effects of negative market sentiment. At the same time, bonds enjoyed a strong rally as yields declined. We favored corporate issues found in both the VT INCOME FUND and the WM HIGH YIELD FUND. We were a little early into this market segment, which underperformed the government-backed arena for much of the year, but corporates closed the year with strong results and we like its outlook given high yield differentials. Our positions in fixed income have generated strong results and helped to offset equity risk in this very volatile period. The mortgage-backed securities found in the VT U.S. GOVERNMENT SECURITIES FUND boosted overall results as the sector provided stronger results than are normally expected due to the magnitude of the refinancing boom that we saw during the year.

We took advantage of equity valuation movements to adjust the overall bond and stock allocation--a strategy that has also added to relative performance. After favoring defensive stocks for much of the period, we rebuilt positions in the VT GROWTH FUND as valuations became more attractive. While we began the period overweighted in the VT Growth & INCOME FUND's core holdings, those holdings were subsequently reduced to build up positions in both value and growth investments. Currently, we have a more balanced style-based allocation.

Outlook

Although some positive momentum exists, economic and profit problems continue to plague global markets and hold back any significant recovery. Excess capacity continues to prevent corporations from the spending necessary to propel the economy forward. Shrinking this excess capacity is the key to generating sustainable profit growth that could subsequently rebuild business investment. Cost-cutting measures and strong productivity have contributed to profit improvement, but weak consumer confidence and a tough job market may ultimately impact the demand for goods and services. Throughout the past year, a very strong housing market bought time for the economy, but how much pent-up demand remains is questionable. Given the combination of these forces, economic growth could continue below its potential. Meaningful profit growth may also remain elusive, perpetuating choppy and volatile equity market performance until companies work through these excesses and the external risk factors subside.

                Portfolio Allocation as of December 31, 2002(4)

[PIE CHART]

Equity Income Fund             3%
Growth & Income Fund           9%
West Coast Equity Fund         2%
Mid Cap Stock Fund             3%
Growth Fund                    4%
Small Cap Stock Fund           1%
Short Term Income Fund        13%
U.S. Govt. Securities Fund    26%
Income Fund                   32%
WM High Yeild Fund             7%

             Asset Class Diversification as of December 31, 2002(4)

[PIE CHART]

Cash Equivalents               5%
Mortgage-Backed               28%
U.S. Treasuries                8%
Corporate Bonds               31%
Asset-Backed                   1%
Convertible Bonds              6%
U.S. Equity Small Cap          2%
U.S. Equity Mid Cap            5%
U.S. Equity Large Cap         12%
Foreign Equity                 2%

(4) As of December 31, 2002 and may not reflect current allocations.

                                                Conservative Balanced Portfolio*

               Growth of a $10,000 Investment (Class 1 shares)(1)

[GROWTH OF INVESTMENT LINE GRAPH]

                                         Capital Market                      Lehman Brothers Aggregate
           Portfolio(1)   Inflation(3)    Benchmark(2)    S&P 500 Index(2)          Bond Index(2)
April 98      10000          10000           10000              10000                   10000
              10090          10018           10015               9828                   10095
              10163          10030           10196              10227                   10181
              10183          10042           10179              10119                   10202
              10233          10054            9853               8655                   10368
              10383          10066           10204               9210                   10611
              10323          10090           10415               9959                   10555
              10404          10090           10646              10563                   10615
Dec 98        10424          10084           10853              11171                   10647
              10493          10108           11043              11638                   10722
              10363          10121           10804              11276                   10535
              10446          10151           10976              11727                   10593
              10538          10225           11129              12181                   10627
              10497          10225           10982              11893                   10533
              10472          10225           11140              12553                   10499
              10482          10256           11003              12162                   10455
              10460          10280           10983              12101                   10450
              10567          10330           10982              11769                   10571
              10599          10348           11219              12514                   10610
              10620          10355           11287              12768                   10609
Dec 99        10618          10355           11448              13521                   10558
              10596          10379           11249              12842                   10524
              10693          10441           11280              12599                   10651
              10786          10526           11716              13831                   10792
              10786          10533           11586              13415                   10760
              10743          10539           11510              13140                   10755
              10917          10600           11764              13463                   10979
              10994          10618           11784              13253                   11078
              11359          10631           12123              14076                   11239
              11250          10686           11985              13333                   11310
              11217          10704           12025              13277                   11385
              10904          10711           11879              12231                   11571
Dec 00        11152          10704           12051              12291                   11787
              11580          10772           12317              12727                   11979
              11254          10815           12055              11566                   12083
              11011          10840           11868              10834                   12143
              11284          10883           12110              11676                   12092
              11398          10932           12185              11754                   12165
              11421          10950           12129              11469                   12211
              11455          10920           12283              11356                   12485
              11341          10920           12152              10645                   12628
              10955          10969           11956               9785                   12775
              11171          10932           12200               9972                   13042
              11364          10913           12364              10737                   12862
Dec 01        11421          10871           12340              10831                   12779
              11364          10896           12356              10673                   12883
              11318          10939           12369              10467                   13008
              11455          11000           12365              10861                   12792
              11376          11062           12308              10203                   13040
              11399          11062           12353              10127                   13151
              11129          11069           12164               9406                   13265
              10819          11081           11983               8672                   13426
              10934          11117           12149               8729                   13653
              10635          11136           11890               7781                   13874
              10923          11155           12166               8466                   13810
              11233          11155           12377               8964                   13806
Dec 02        11164          11164           12339               8437                   14092

Average Annual Total Returns as of 12/31/02(1)

                                                               Since Inception
Class 1 Shares                             1 Year   5 Year     (April 23, 1998)
Conservative Balanced Portfolio(1)         -2.26%     N/A           2.37%
--------------------------------------------------------------------------------
Capital Market Benchmark(2)                -0.01%     N/A           4.61%
--------------------------------------------------------------------------------

                                                                Since Inception
Class 2 Shares                             1 Year   5 Year     (November 6, 2001)
Conservative Balanced Portfolio(1)         -2.47%     N/A           -1.12%
-------------------------------------------------------------------------------
Capital Market Benchmark(2)                -0.01%     N/A            0.97%
-------------------------------------------------------------------------------

* AS OF 8/1/00, THE VT INCOME PORTFOLIO BECAME THE VT CONSERVATIVE BALANCED PORTFOLIO. THE PORTFOLIO'S OBJECTIVES AND STRATEGIES HAVE CHANGED, AND THIS INFORMATION SHOULD BE TAKEN INTO CONSIDERATION WHEN REVIEWING PAST PERFORMANCE. PLEASE REVIEW THE PROSPECTUS FOR DETAILED INFORMATION.

(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Portfolio may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Portfolio's performance through December 31, 2002 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains and dividends.

(2) The Conservative Balanced Portfolio's benchmark is a capital market index that is intended to illustrate the effects of the Portfolio's active allocation and security selection. The benchmark allocation is: 30% S&P 500 Index and 70% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown from April 30, 1998 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index. The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market as a whole. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

Note: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

Performance Review

The VT SAM CONSERVATIVE BALANCED PORTFOLIO (Class 1 shares) returned -2.26% for the 12-month period ended December 31, 2002. Although impacted by heightened market volatility, the Portfolio benefited from its large weighting in fixed-income investments, which tempered losses. As of August 1, 2000, the Portfolio's investment objective was changed to take advantage of the growth potential of equity investments. Because there was a significant change in investment objective, long-term performance comparisons may not be relevant.

Economic/Market Review

On the heels of a strong bull market in the late 1990s, stocks hovered in secular bear market territory throughout the period. Economic weakness, corporate accounting and governance scandals, weak earnings, and geopolitical risk factors all sapped investor confidence. Large-scale and heavily reported implosions at several high-profile companies worsened an already fragile investment environment and created intense scrutiny of corporate America. Although defensive value stocks held up somewhat better early in the period, equities as a whole were adversely affected by a summer slump where markets retreated across virtually all sectors and around the globe. The year closed with stronger equity performance, but overall, every major U.S. equity sector finished 2002 with negative results.

Investors' appetite for risk diminished, and capital flowed into investments offering perceived safety and quality. Interest rates fell to 40-year lows, driving bond prices higher and spurring a rally in fixed-income investments. U.S. Treasury investments led the way, ahead of corporate and higher-yielding issues until late in the year. These corporate issues are a little more sensitive to economic and balance sheet conditions than government-backed securities, and performance was held back by rising default rates and generally weakening credit conditions. Despite the underperformance, higher-quality corporate bonds still generated strong results as interest rates declined, and lower-rated issues closed with strong results.

Consumer spending, primarily on housing and autos, was the driving force behind the economic growth of the past twelve months. Extremely low mortgage rates fueled a refinancing boom, and real estate wealth improved. Unfortunately, low borrowing rates have not boosted capital investment because many corporations continue to experience excess capacity and balance sheet problems. Despite the record refinancing, mortgage-backed bonds generated strong gains for much of the year.

Given a weak economic and earnings outlook, companies undertook major cost-cutting initiatives designed to generate profits. Layoffs skyrocketed while business investment remained very low. Inflation was weak throughout the year, and companies lacked any real pricing power to increase revenues, but strong productivity did enable unit labor costs to drop while real incomes grew. These factors, along with corporate streamlining, could be catalysts for future profitability. Firms have built earnings leverage, and if demand improves, the results could go directly to their bottom line.

Investment Strategy

The VT CONSERVATIVE BALANCED PORTFOLIO is currently diversified among eleven funds, representing nine major asset classes. The combination of asset classes facilitates our ability to manage risk over a long-term investment horizon and to limit losses relative to many single asset class equity investments.

The overall investment strategy for the period was to:

- Build risk-managing positions in fixed-income assets and opportunistically shift back into equities as valuations became attractive

- Add to fixed-income early in the year and favor corporate bonds given their historically wide yield differential over Treasuries

- Favor value-based equity holdings early in the year and seek prudent re-entry points into select growth investments later in the year

- Build balanced and diversified positions in growth and value holdings and across a broad range of company sizes

Review of Portfolio Allocations

We maintained a risk-averse stance as the year began by favoring defensive, value-based equity positions and increasing the Portfolio's fixed-income allocation. As consensus grew that an economic rebound was not materializing as soon or as strong as many had predicted, equity markets contracted considerably, but our defensive posture helped temper the effects of negative market sentiment. At the same time, bonds enjoyed a strong rally as yields declined. We favored corporate issues found in both the VT INCOME FUND and the WM HIGH YIELD FUND. We were a little early into this market segment, which underperformed the government-backed arena for much of the year, but corporates closed the year with strong results and we like its outlook given high yield differentials. Our positions in fixed income have generated strong results and helped to manage risk in this very volatile period. The mortgage-backed securities found in the VT U.S. GOVERNMENT SECURITIES FUND boosted overall results as the sector provided stronger results than are normally expected during a refinancing boom of the magnitude we saw during the year.

We added to the VT EQUITY INCOME FUND early in the period--this tactic boosted relative performance as growth positions struggled to gain footing and value stocks led the market. We also took advantage of equity valuation movements to adjust the overall bond and stock allocation--a strategy that has also added to relative performance. During periods of significant volatility, we rebuilt positions in the VT GROWTH FUND as valuations became more attractive. While we began the period overweighted in the VT GROWTH & INCOME FUND'S core holdings, those holdings were subsequently reduced to build up positions in both value and growth investments. Currently, we have a more balanced style-based allocation.

Outlook

Although some positive momentum exists, economic and profit problems continue to plague global markets and hold back any significant recovery. Excess capacity continues to prevent corporations from the spending necessary to propel the economy forward. Shrinking this excess capacity is the key to generating sustainable profit growth that could subsequently rebuild business investment. Cost-cutting measures and strong productivity have contributed to profit improvement, but weak consumer confidence and a tough job market may ultimately impact the demand for goods and services. Throughout the past year, a very strong housing market bought time for the economy, but how much pent-up demand remains is questionable. Given the combination of these forces, economic growth could continue below its potential. Meaningful profit growth may also remain elusive, perpetuating choppy and volatile equity market performance until companies work through these excesses and the external risk factors subside.

                Portfolio Allocation as of December 31, 2002(4)

[PIE CHART]


Equity Income Fund             6%
Growth & Income Fund          10%
West Coast Equity Fund         3%
Mid Cap Stock Fund             4%
Growth Fund                    6%
Small Cap Stock Fund           2%
International Growth Fund      3%
Short Term Income Fund         8%
U.S. Govt. Securities Fund    20%
Income Fund                   30%
WM High Yield Fund             7%
Cash Equivalents(5)            1%

             Asset Class Diversification as of December 31, 2002(4)

[PIE CHART]

Cash Equivalents              4%
Mortgage-Backed              23%
U.S. Treasuries               7%
Corporate Bonds              26%
Asset-Backed                  1%
Convertible Bonds             6%
U.S. Equity Small Cap         3%
U.S. Equity Mid Cap           8%
U.S. Equity Large Cap        17%
Foreign Equity                5%

(4) As of December 31, 2002 and may not reflect current allocations.

(5) Represents cash holdings outside of the WM Funds approved for use in the VT Conservative Balanced Portfolio.

                                                             Balanced Portfolio*

               Growth of a $10,000 Investment (Class 1 shares)(1)

[GROWTH OF INVESTMENT LINE GRAPH]

                                         Capital Market                      Lehman Brothers Aggregate
           Portfolio(1)   Inflation(3)    Benchmark(2)    S&P 500 Index(2)         Bond Index(2)
May 97        10000          10000            10000            10000                   10000
              10190          10012            10283            10446                   10119
              10680          10024            10830            11275                   10392
              10350          10043            10483            10648                   10304
              10700          10068            10848            11232                   10456
              10390          10093            10746            10857                   10608
              10390          10087            11019            11360                   10657
Dec 97        10470          10075            11169            11555                   10764
              10600          10094            11303            11683                   10902
              11110          10113            11707            12526                   10893
              11410          10133            12026            13167                   10931
              11580          10151            12118            13300                   10987
              11440          10169            12072            13071                   11092
              11655          10181            12369            13602                   11186
              11534          10194            12315            13458                   11210
              10378          10206            11526            11512                   11392
              10719          10218            12030            12250                   11659
              11182          10243            12487            13245                   11597
              11655          10243            12901            14048                   11663
Dec 98        12268          10237            13292            14857                   11698
              12691          10261            13618            15478                   11781
              12399          10273            13287            14997                   11575
              12929          10304            13590            15597                   11639
              13412          10379            13875            16200                   11676
              13103          10379            13651            15818                   11573
              13627          10379            14007            16696                   11536
              13461          10411            13759            16175                   11488
              13450          10436            13722            16094                   11482
              13579          10486            13613            15653                   11615
              14029          10505            14069            16644                   11658
              14614          10511            14212            16982                   11657
Dec 99        15666          10511            14597            17982                   11601
              15351          10536            14206            17079                   11563
              15918          10598            14157            16757                   11703
              16435          10685            14943            18395                   11857
              15958          10692            14696            17842                   11823
              15693          10698            14542            17476                   11817
              16029          10760            14872            17906                   12063
              15846          10778            14823            17627                   12172
              16564          10791            15391            18721                   12349
              16246          10847            15034            17733                   12427
              16160          10866            15052            17658                   12509
              15373          10872            14582            16267                   12714
Dec 00        15741          10866            14753            16346                   12950
              16512          10934            15135            16927                   13161
              15731          10978            14511            15383                   13276
              15188          11003            14088            14409                   13342
              15779          11047            14606            15529                   13286
              15998          11097            14700            15633                   13366
              16035          11116            14548            15253                   13417
              15932          11085            14640            15104                   13717
              15615          11085            14265            14158                   13875
              14753          11135            13771            13014                   14036
              15093          11097            14047            13263                   14329
              15568          11078            14489            14280                   14132
Dec 01        15761          11035            14507            14406                   14041
              15523          11060            14460            14195                   14155
              15342          11104            14391            13921                   14292
              15737          11166            14542            14445                   14055
              15397          11229            14242            13569                   14328
              15364          11229            14251            13469                   14449
              14804          11236            13805            12510                   14575
              14098          11248            13351            11534                   14751
              14225          11285            13507            11610                   15001
              13554          11304            12883            10348                   15244
              14109          11324            13420            11259                   15174
              14677          11324            13813            11922                   15169
Dec 02        14376          11333            13551            11221                   15483

Average Annual Total Returns as of 12/31/02(1)

                                                               Since Inception
Class 1 Shares                             1 Year   5 Year      (June 3, 1997)
Balanced Portfolio(1)                      -8.78%    6.55%          6.73%
--------------------------------------------------------------------------------
Capital Market Benchmark(2)                -6.59%    3.94%          5.59%
--------------------------------------------------------------------------------

                                                               Since Inception
Class 2 Shares                             1 Year    5 Year   (November 6, 2001)
Balanced Portfolio(1)                      -9.00%     N/A           -5.55%
--------------------------------------------------------------------------------
Capital Market Benchmark(2)                -6.59%     N/A           -3.03%
--------------------------------------------------------------------------------

(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Portfolio may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains and dividends.

(2) The Balanced Portfolio's benchmark is a capital market index that is intended to illustrate the effects of the Portfolio's active allocation and security selection. The benchmark allocation is: 50% S&P 500 Index and 50% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown from May 31, 1997 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index. The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market as a whole. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

Note: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

Performance Review

The VT SAM BALANCED PORTFOLIO (Class 1 shares) returned -8.78% for the 12-month period ended December 31, 2002. Although impacted by heightened market volatility, the Portfolio was able to manage downside risk relative to many equity market indices for the period. Longer-term results have also been favorable. The Portfolio (Class 1 shares) outperformed its capital market benchmark index(2) by an average annual rate of 2.61% for the five-year period ended December 31, 2002.

Economic/Market Review

On the heels of a strong bull market in the late 1990s, stocks hovered in secular bear market territory throughout the period. Economic weakness, corporate accounting and governance scandals, weak earnings, and geopolitical risk factors all sapped investor confidence. Large-scale and heavily reported implosions at several high-profile companies worsened an already fragile investment environment and created intense scrutiny of corporate America.

Investors' appetite for risk diminished, and capital flowed into investments offering perceived safety and quality. Interest rates fell to 40-year lows, driving bond prices higher and spurring a rally in fixed-income investments, which performed well for much of the year. U.S. Treasury investments led the way, ahead of corporate and higher-yielding issues until late in the year. Although defensive value stocks held up somewhat better early in the period, equities as a whole were adversely affected by a summer slump where markets retreated across virtually all sectors and around the globe. The utilities, information technology, and telecommunications sectors experienced the most dramatic declines. The year closed with stronger equity performance, but overall, every major U.S. equity sector finished 2002 with negative results.

Consumer spending, primarily on housing and autos, was the driving force behind the economic growth of the past twelve months. Extremely low mortgage rates fueled a refinancing boom, and real estate wealth improved. Unfortunately, low borrowing rates have not boosted capital investment because many corporations continue to experience excess capacity and balance sheet problems.

Given a weak economic and earnings outlook, companies undertook major cost-cutting initiatives designed to generate profits. Layoffs skyrocketed while business investment remained very low. Inflation was weak throughout the year, and companies lacked any real pricing power to increase revenues, but strong productivity did enable unit labor costs to drop while real incomes grew. These factors, along with corporate streamlining, could be catalysts for future profitability. Firms have built earnings leverage, and if demand improves, the results could go directly to their bottom line.

Investment Strategy

The VT BALANCED PORTFOLIO is currently diversified among eleven funds, representing eight major asset classes. The combination of asset classes facilitates our ability to manage risk over a long-term investment horizon and to limit losses relative to many single asset class equity investments.

The overall investment strategy for the period was to:

- Build risk-managing positions in fixed-income assets and opportunistically shift back into equities as valuations became attractive

- Favor value-based equity holdings early in the year and seek prudent re-entry points into select growth investments later in the year

- Build balanced and diversified positions in growth and value holdings and across a broad range of company sizes

- Add to fixed-income early in the year and favor corporate bonds given their historically wide yield differential over Treasuries

Review of Portfolio Allocations

We maintained a risk-averse stance as the year began by favoring defensive, value-based equity positions and significantly increasing the Portfolio's fixed-income allocation. We added to the VT EQUITY INCOME FUND early in the period--this tactic boosted relative performance as growth positions struggled to gain footing and value stocks led the market. As consensus grew that an economic rebound was not materializing as soon or as strong as many had predicted, markets contracted considerably, but our defensive posture helped temper the effects of negative market sentiment.

We took advantage of equity valuation movements to adjust the overall bond and stock allocation--a strategy that has added to relative performance. We were also able to maintain our relative performance strength despite somewhat weaker results from small-cap growth and large-cap core positions over the summer. During periods of significant volatility, we rebuilt positions in the VT GROWTH FUND as valuations became more attractive. While we began the period overweighted in the VT GROWTH & INCOME FUND'S core holdings, those holdings were subsequently reduced to build up positions in both value and growth investments. Currently, we have a more balanced style-based allocation. We also have a higher level of cash to facilitate valuation-driven movements back into equities.

Within the bond portion of the Portfolio, we favored corporate issues found in both the VT INCOME FUND and the WM HIGH YIELD FUND. We were a little early into this market segment, which underperformed the government-backed arena for much of the year. However, corporates closed the year with strong results, and we like their outlook given high yield differentials. We also maintained a significant weighting in mortgage-backed holdings, which performed well despite rising prepayments from record refinancing levels. Our positions in fixed income have generated strong results and helped to manage risk in this very volatile investment period.

Outlook

Although some positive momentum exists, economic and profit problems continue to plague global markets and hold back any significant recovery. Excess capacity continues to prevent corporations from the spending necessary to propel the economy forward. Shrinking this excess capacity is the key to generating sustainable profit growth that could subsequently rebuild business investment. Cost-cutting measures and strong productivity have contributed to profit improvement, but weak consumer confidence and a tough job market may ultimately impact the demand for goods and services. Throughout the past year, a very strong housing market bought time for the economy, but how much pent-up demand remains is questionable. Given the combination of these forces, economic growth could continue below its potential. Meaningful profit growth may also remain elusive, perpetuating choppy and volatile equity market performance until companies work through these excesses and the external risk factors subside.

                Portfolio Allocation as of December 31, 2002(4)

[PIE CHART]

Equity Income Fund            10%
Growth & Income Fund          16%
West Coast Equity Fund         5%
Mid Cap Stock Fund             6%
Growth Fund                   10%
Small Cap Stock Fund           3%
International Growth Fund      5%
Short Term Income Fund         2%
U.S. Govt. Securities Fund    15%
Income Fund                   19%
WM High Yield Fund             6%
Cash Equivalents(5)            3%

             Asset Class Diversification as of December 31, 2002(4)

[PIE CHART]

Cash Equivalents             7%
Mortgage-Backed             15%
Corporate Bonds             16%
U.S. Treasuries              5%
Convertible Bonds            5%
U.S. Equity Small Cap        5%
U.S. Equity Mid Cap         12%
U.S. Equity Large Cap       27%
Foreign Equity               8%

(4) As of December 31, 2002 and may not reflect current allocations.

(5) Represents cash holdings outside of the WM Funds approved for use in the VT Balanced Portfolio.

                                                   Conservative Growth Portfolio

               Growth of a $10,000 Investment (Class 1 shares)(1)

[GROWTH OF INVESTMENT LINE GRAPH]

                                        Capital Market
          Portfolio(1)   Inflation(3)    Benchmark(2)    S&P 500 Index(2)
May 97       10000          10000           10000             10000
             10300          10012           10348             10446
             10860          10024           11007             11275
             10420          10043           10550             10648
             10850          10068           11002             11232
             10420          10093           10793             10857
             10400          10087           11158             11360
Dec 97       10490          10075           11326             11555
             10620          10094           11458             11683
             11310          10113           12033             12526
             11710          10133           12477             13167
             11880          10151           12584             13300
             11590          10169           12468             13071
             11856          10181           12855             13602
             11615          10194           12767             13458
             10030          10206           11538             11512
             10522          10218           12137             12250
             11093          10243           12808             13245
             11746          10243           13373             14048
Dec 98       12578          10237           13924             14857
             13151          10261           14361             15478
             12769          10273           13973             14997
             13461          10304           14388             15597
             14124          10379           14792             16200
             13813          10379           14508             15818
             14567          10379           15058             16696
             14321          10411           14710             16175
             14311          10436           14657             16094
             14424          10486           14427             15653
             15080          10505           15082             16644
             15931          10511           15296             16982
Dec 99       17530          10511           15905             17982
             17160          10536           15330             17079
             17991          10598           15182             16757
             18698          10685           16282             18395
             17929          10692           15925             17842
             17478          10698           15694             17476
             17892          10760           16063             17906
             17581          10778           15931             17627
             18588          10791           16693             18721
             18058          10847           16107             17733
             17903          10866           16091             17658
             16635          10872           15281             16267
Dec 00       17093          10866           15419             16346
             18110          10934           15877             16927
             16884          10978           14905             15383
             16043          11003           14267             14409
             16998          11047           15025             15529
             17268          11097           15122             15633
             17282          11116           14882             15253
             16983          11085           14879             15104
             16395          11085           14278             14158
             15065          11135           13521             13014
             15465          11097           13786             13263
             16196          11078           14470             14280
Dec 01       16484          11035           14531             14406
             16086          11060           14417             14195
             15741          11104           14265             13921
             16396          11166           14568             14445
             15786          11229           14035             13569
             15698          11229           13999             13469
             14877          11236           13337             12510
             13870          11248           12658             11534
             13961          11285           12781             11610
             12999          11304           11871             10348
             13709          11324           12585             11259
             14419          11324           13102             11922
Dec 02       13926          11333           12645             11221

Average Annual Total Returns as of 12/31/02(1)

                                                               Since Inception
Class 1 Shares                             1 Year   5 Year     (June 3, 1997)
Conservative Growth Portfolio (1)         -15.52%    5.83%          6.11%
--------------------------------------------------------------------------------
Capital Market Benchmark(2)               -12.98%    2.23%          4.29%
--------------------------------------------------------------------------------

                                                               Since Inception
Class 2 Shares                             1 Year   5 Year    (November 6, 2001)
Conservative Growth Portfolio(1)          -15.72%    N/A           -10.49%
--------------------------------------------------------------------------------
Capital Market Benchmark(2)               -12.98%    N/A            -7.14%
--------------------------------------------------------------------------------

(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Portfolio may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains and dividends.

(2) The Conservative Growth Portfolio's benchmark is a capital market index that is intended to illustrate the effects of the Portfolio's active allocation and security selection. The benchmark allocation is: 70% S&P 500 Index and 30% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown from May 31, 1997 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index. The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

Note: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

Performance Review

The VT SAM CONSERVATIVE GROWTH PORTFOLIO (Class 1 shares) returned -15.52% for the 12-month period ended December 31, 2002. Although impacted by heightened market volatility, the Portfolio was able to manage downside risk relative to many equity market indices for the period. Longer-term results have also been favorable. The Portfolio (Class 1 shares) outperformed its capital market benchmark index(2) by an average annual rate of 3.60% for the five-year period ended December 31, 2002.

Economic/Market Review

On the heels of a strong bull market in the late 1990s, stocks hovered in secular bear market territory throughout the period. Economic weakness, corporate accounting and governance scandals, weak earnings, and geopolitical risk factors all sapped investor confidence. Large-scale and heavily reported implosions at several high-profile companies worsened an already fragile investment environment and created intense scrutiny of corporate America.

Investors' appetite for risk diminished, and capital flowed into investments offering perceived safety and quality. Interest rates fell to 40-year lows, driving bond prices higher and spurring a rally in fixed-income investments, which performed well for much of the year. U.S. Treasury investments led the way, ahead of corporate and higher-yielding issues until late in the year. Although defensive value stocks held up somewhat better early in the period, equities as a whole were adversely affected by a summer slump where markets retreated across virtually all sectors and around the globe. The utilities, information technology, and telecommunications sectors experienced the most dramatic declines. The year closed with stronger equity performance, but overall, every major U.S. equity sector finished 2002 with negative results.

Consumer spending, primarily on housing and autos, was the driving force behind the economic growth of the past twelve months. Extremely low mortgage rates fueled a refinancing boom, and real estate wealth improved. Unfortunately, low borrowing rates have not boosted capital investment because many corporations continue to experience excess capacity and balance sheet problems.

Given a weak economic and earnings outlook, companies undertook major cost-cutting initiatives designed to generate profits. Layoffs skyrocketed while business investment remained very low. Inflation was weak throughout the year, and companies lacked any real pricing power to increase revenues, but strong productivity did enable unit labor costs to drop while real incomes grew. These factors, along with corporate streamlining, could be catalysts for future profitability. Firms have built earnings leverage, and if demand improves, the results could go directly to their bottom line.

Investment Strategy

The VT CONSERVATIVE GROWTH PORTFOLIO is currently diversified among ten funds, representing eight major asset classes. The combination of asset classes facilitates our ability to manage risk over a long-term investment horizon and to limit losses relative to many single asset class equity investments.

The overall investment strategy for the period was to:

- Build risk-managing positions in fixed-income assets and opportunistically shift back into equities as valuations became attractive

- Favor value-based equity holdings early in the year and seek prudent re-entry points into select growth investments later in the year

- Build balanced, diversified positions in growth and value holdings and across a broad range of company sizes

- Add to fixed-income early in the year and favor corporate bonds given their historically wide yield differential over Treasuries

Review of Portfolio Allocations

We maintained a risk-averse stance as the year began by favoring defensive, value-based equity positions and increasing the Portfolio's fixed-income allocation. We added to the VT EQUITY INCOME FUND early in the period--this tactic boosted relative performance as growth positions struggled to gain footing and value stocks led the market. As consensus grew that an economic rebound was not materializing as soon or as strong as many had predicted, markets contracted considerably, but our defensive posture helped temper the effects of negative market sentiment.

We took advantage of equity valuation movements to adjust the overall bond and stock allocation--a strategy that has added to relative performance. We were also able to maintain our relative performance strength despite somewhat weaker results from small-cap growth and large-cap core positions over the summer. During periods of significant volatility, we rebuilt positions in the VT GROWTH FUND as valuations became more attractive. We also added to the VT INTERNATIONAL GROWTH FUND as foreign investments appeared relatively attractive, but we have not yet realized gains from this slight shift. While we began the period overweighted in the VT GROWTH & INCOME FUND'S core holdings, those holdings were subsequently reduced to build up positions in both value and growth investments. Currently, we have a more balanced style-based allocation. We also have a higher level of cash to facilitate valuation-driven movements back into equities.

Within the bond portion of the Portfolio, we favored corporate issues found in both the VT INCOME FUND and the WM HIGH YIELD FUND. We were a little early into this market segment, which underperformed the government-backed arena for much of the year. However, corporates closed the year with strong results and we like their outlook given high yield differentials. Although we lowered our overall allocation to bonds near the end of the period, fixed-income positions have generated strong results and helped to manage risk in this very volatile investment period.

Outlook

Although some positive momentum exists, economic and profit problems continue to plague global markets and hold back any significant recovery. Excess capacity continues to prevent corporations from the spending necessary to propel the economy forward. Shrinking this excess capacity is the key to generating sustainable profit growth that could subsequently rebuild business investment. Cost-cutting measures and strong productivity have contributed to profit improvement, but weak consumer confidence and a tough job market may ultimately impact the demand for goods and services. Throughout the past year, a very strong housing market bought time for the economy, but how much pent-up demand remains is questionable. Given the combination of these forces, economic growth could continue below its potential. Meaningful profit growth may also remain elusive, perpetuating choppy and volatile equity market performance until companies work through these excesses and the external risk factors subside.

                Portfolio Allocation as of December 31, 2002(4)

[PIE CHART]

Equity Income Fund            13%
Growth & Income Fund          24%
West Coast Equity Fund         7%
Mid Cap Stock Fund             8%
Growth Fund                   13%
Small Cap Stock Fund           4%
International Growth Fund      7%
U.S. Govt. Securities Fund     6%
Income Fund                   12%
WM High Yield Fund             6%

             Asset Class Diversification as of December 31, 2002(4)

[PIE CHART]

Cash Equivalents               4%
Mortgage-Backed                7%
Corporate Bonds               10%
U.S. Treasuries                2%
Convertible Bonds              4%
U.S. Equity Small Cap          6%
U.S. Equity Mid Cap           17%
U.S. Equity Large Cap         38%
Foreign Equity                12%

(4) As of December 31, 2002 and may not reflect current allocations.

                                                      Strategic Growth Portfolio

                Growth of a $10,000 Investment (Class 1 shares)(1)

[GROWTH OF INVESTMENT LINE GRAPH]

                                        Capital Market
          Portfolio(1)   Inflation(3)    Benchmark(2)    S&P 500 Index(2)
June 97      10000          10000           10000             10000
             10320          10012           10413             10446
             10970          10024           11186             11275
             10550          10043           10616             10648
             11040          10068           11156             11232
             10610          10093           10837             10857
Dec 97       10630          10087           11293             11360
             10700          10075           11479             11555
             10860          10094           11609             11683
             11710          10113           12361             12526
             12170          10133           12935             13167
             12360          10151           13059             13300
             12060          10169           12869             13071
             12409          10181           13351             13602
             12168          10194           13225             13458
             10423          10206           11526             11512
             11004          10218           12217             12250
             11636          10243           13106             13245
             12389          10243           13828             14048
Dec 98       13503          10237           14549             14857
             14255          10261           15107             15478
             13793          10273           14658             14997
             14645          10304           15195             15597
             15427          10379           15729             16200
             15136          10379           15382             15818
             16038          10379           16145             16696
             15743          10411           15685             16175
             15752          10436           15614             16094
             15875          10486           15247             15653
             16701          10505           16121             16644
             17801          10511           16416             16982
Dec 99       19973          10511           17278             17982
             19637          10536           16491             17079
             20922          10598           16231             16757
             21696          10685           17682             18395
             20615          10692           17197             17842
             20013          10698           16879             17476
             20592          10760           17289             17906
             20126          10778           17061             17627
             21438          10791           18039             18721
             20673          10847           17193             17733
             20404          10866           17140             17658
             18658          10872           15952             16267
Dec 00       19227          10866           16052             16346
             20519          10934           16592             16927
             18824          10978           15244             15383
             17646          11003           14383             14409
             19050          11047           15383             15529
             19391          11097           15484             15633
             19449          11116           15151             15253
             18868          11085           15051             15104
             18013          11085           14220             14158
             16129          11135           13204             13014
             16589          11097           13459             13263
             17597          11078           14370             14280
Dec 01       18025          11035           14473             14406
             17455          11060           14295             14195
             16963          11104           14061             13921
             17894          11166           14513             14445
             17028          11229           13750             13569
             16897          11229           13670             13469
             15821          11236           12806             12510
             14462          11248           11924             11534
             14520          11285           12015             11610
             13252          11304           10859             10348
             14120          11324           11714             11259
             15011          11324           12334             11922
Dec 02       14327          11333           11708             11221

Average Annual Total Returns as of 12/31/02(1)

                                                               Since Inception
Class 1 Shares                             1 Year   5 Year     (June 3, 1997)
Strategic Growth Portfolio(1)             -20.53%    6.02%          6.66%
--------------------------------------------------------------------------------
Capital Market Benchmark(2)               -19.11%    0.39%          2.86%
--------------------------------------------------------------------------------

                                                                Since Inception
Class 2 Shares                             1 Year   5 Year     (November 6, 2001)
Strategic Growth Portfolio(1)             -20.59%     N/A           -13.97%
--------------------------------------------------------------------------------
Capital Market Benchmark(2)               -19.11%     N/A           -11.26%
--------------------------------------------------------------------------------

(1) Performance shown in this report represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares was different than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life and through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by Anchor National Life. They also may be available through other select variable insurance products and retirement plans. The Portfolio may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains and dividends.

(2) The Strategic Growth Portfolio's benchmark is a capital market index that is intended to illustrate the effects of the Portfolio's active allocation and security selection. The benchmark allocation is: 90% S&P 500 Index and 10% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown from May 31, 1997 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index. The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

Note: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

Performance Review

The VT SAM STRATEGIC GROWTH PORTFOLIO (Class 1 shares) returned -20.53% for the 12-month period ended December 31, 2002. Although impacted by heightened market volatility, the Portfolio was able to manage downside risk relative to many high-growth investment options. In addition, longer-term results have been favorable. The Portfolio (Class 1 shares) outperformed its capital market benchmark index(2) by an average annual rate of 5.63% for the five-year period ended December 31, 2002.

Economic/Market Review

On the heels of a strong bull market in the late 1990s, stocks hovered in secular bear market territory throughout the period. Economic weakness, corporate accounting and governance scandals, weak earnings, and geopolitical risk factors all sapped investor confidence. Large-scale and heavily reported implosions at several high-profile companies worsened an already fragile investment environment and created intense scrutiny of corporate America.

Investors' appetite for risk diminished, and capital flowed into investments offering perceived safety and quality. Interest rates fell to 40-year lows, driving bond prices higher and spurring a rally in fixed-income investments, which performed well for much of the year. U.S. Treasury investments led the way, ahead of corporate and higher-yielding issues until late in the year. Although defensive value stocks held up somewhat better early in the period, equities as a whole were adversely affected by a summer slump where markets retreated across virtually all sectors and around the globe. The utilities, information technology, and telecommunications sectors experienced the most dramatic declines. The year closed with stronger equity performance, but overall, every major U.S. equity sector finished 2002 with negative results.

Consumer spending, primarily on housing and autos, was the driving force behind the economic growth of the past twelve months. Extremely low mortgage rates fueled a refinancing boom, and real estate wealth improved. Unfortunately, low borrowing rates have not boosted capital investment because many corporations continue to experience excess capacity and balance sheet problems.

Given a weak economic and earnings outlook, companies undertook major cost-cutting initiatives designed to generate profits. Layoffs skyrocketed while business investment remained very low. Inflation was weak throughout the year, and companies lacked any real pricing power to increase revenues, but strong productivity did enable unit labor costs to drop while real incomes grew. These factors, along with corporate streamlining, could be catalysts for future profitability. Firms have built earnings leverage, and if demand improves, the results could go directly to their bottom line.

Investment Strategy

The VT STRATEGIC GROWTH PORTFOLIO is currently diversified among eight funds, representing six major asset classes. The combination of asset classes facilitates our ability to manage risk over a long-term investment horizon and to limit losses relative to many single asset class equity investments.

The overall investment strategy for the period was to:

- Favor value-based equity holdings early in the year and seek prudent re-entry points into select growth investments later in the year

- Build balanced positions between growth and value holdings near the end of the period

- Allow the relative weighting in large-cap stocks to increase given risk considerations of smaller-cap holdings

- Maintain a position in higher-coupon corporate bonds given their historically wide yield differential over Treasuries

Review of Portfolio Allocations

We maintained a risk-averse stance as the year began by favoring defensive, value-based equity positions. We added to the VT EQUITY INCOME FUND early in the period--this tactic boosted relative performance as growth positions struggled to gain footing and value stocks led the market. As consensus grew that an economic rebound was not materializing as soon or as strong as many had predicted, markets contracted considerably. However, our defensive posture helped temper the effects of negative market sentiment. Although higher-yielding corporate bonds underperformed the rest of the fixed-income market for much of the year, they closed with strong performance and we continue to hold them in the belief that they could outperform if the economy improves.

We took advantage of equity valuation movements to adjust the overall style-based stock allocation--a strategy that has added to relative performance. During periods of significant volatility, we rebuilt positions in the VT GROWTH FUND as valuations became more attractive. We were also able to maintain some relative performance strength despite somewhat weaker results from small-cap growth and large-cap core positions over the summer. While we began the period overweighted in the VT GROWTH & INCOME FUND'S core holdings, those holdings were subsequently reduced to build up positions in both value and growth investments. Currently, we have a more balanced style-based allocation. Through the course of the year, we allowed the market drift to lower our concentration in the more risky small-cap arena, but we have recently seen some improvements, and allocations increased slightly with strong performance in the fourth quarter. In addition, we added to the VT INTERNATIONAL GROWTH FUND as foreign investments appeared relatively attractive, but we have not yet realized gains from this slight shift.

Outlook

Although some positive momentum exists, economic and profit problems continue to plague global markets and hold back any significant recovery. Excess capacity continues to prevent corporations from the spending necessary to propel the economy forward. Shrinking this excess capacity is the key to generating sustainable profit growth that could subsequently rebuild business investment. Cost-cutting measures and strong productivity have contributed to profit improvement, but weak consumer confidence and a tough job market may ultimately impact the demand for goods and services. Throughout the past year, a very strong housing market bought time for the economy, but how much pent-up demand remains is questionable. Given the combination of these forces, economic growth could continue below its potential. Meaningful profit growth may also remain elusive, perpetuating choppy and volatile equity market performance until companies work through these excesses and the external risk factors subside.

                Portfolio Allocation as of December 31, 2002(4)

[PIE CHART]

Equity Income Fund            14%
Growth & Income Fund          29%
West Coast Equity Fund         9%
Mid Cap Stock Fund            11%
Growth Fund                   15%
Small Cap Stock Fund           6%
International Growth Fund      9%
WM High Yield Fund             6%
Cash Equivalents(5)            1%

             Asset Class Diversification as of December 31, 2002(4)

[PIE CHART]

Cash Equivalents           3%
U.S. Equity Small Cap      8%
U.S. Equity Mid Cap       22%
U.S. Equity Large Cap     45%
Foreign Equity            15%
Corporate Bonds            4%
Convertible Bonds          3%

(4) As of December 31, 2002 and may not reflect current allocations.

(5) Represents cash holdings outside of the WM Funds approved for use in the VT Strategic Growth Portfolio.

STATEMENTS of ASSETS and LIABILITIES

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

DECEMBER 31, 2002

                                           FLEXIBLE         CONSERVATIVE                      CONSERVATIVE        STRATEGIC
                                            INCOME            BALANCED         BALANCED          GROWTH            GROWTH
                                           PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
                                         -------------      ------------     -------------    -------------     ------------
ASSETS:
Investments, at value (a).............   $ 135,585,019      $ 22,986,427     $ 366,640,025    $ 243,999,964     $ 76,257,084
Receivable for Portfolio shares
 sold.................................         215,004            63,007           355,687          369,162          411,359
Receivable from investment advisor....              --                42                --               --               --
Prepaid expenses and other assets.....             140               376             1,405              648              962
                                         -------------      ------------     -------------    -------------     ------------
     Total Assets.....................     135,800,163        23,049,852       366,997,117      244,369,774       76,669,405
                                         -------------      ------------     -------------    -------------     ------------

LIABILITIES:
Payable for Portfolio shares
 redeemed.............................         324,676            21,298           903,561           83,712            5,498
Investment advisory fee payable.......          11,441                --            31,205           20,873            6,546
Administration fee payable............          17,161             2,902            46,808           31,309            9,819
Distribution fees payable.............           1,824               449             6,163            2,926              537
Accrued legal and audit fees..........          18,076            17,762            18,880           18,579           17,974
Accrued expenses and other payables...          18,813             4,918            50,189           38,559           16,988
                                         -------------      ------------     -------------    -------------     ------------
     Total Liabilities................         391,991            47,329         1,056,806          195,958           57,362
                                         -------------      ------------     -------------    -------------     ------------
NET ASSETS............................   $ 135,408,172      $ 23,002,523     $ 365,940,311    $ 244,173,816     $ 76,612,043
                                         =============      ============     =============    =============     ============
(a) Investments, at cost..............   $ 133,476,012      $ 23,527,809     $ 410,943,018    $ 321,272,932     $108,034,553
                                         =============      ============     =============    =============     ============
NET ASSETS CONSIST OF:
Undistributed net investment
 income...............................   $   3,891,213      $    608,987     $   9,908,439    $   5,741,701     $  1,299,445
Accumulated net realized loss
 on investment transactions...........        (733,643)         (513,600)      (15,985,022)     (13,664,144)      (6,191,883)
Net unrealized
 appreciation/(depreciation) of
 investments .........................       2,109,007          (541,382)      (44,302,993)     (77,272,968)     (31,777,469)
Paid-in capital.......................     130,141,595        23,448,518       416,319,887      329,369,227      113,281,950
                                         -------------      ------------     -------------    -------------     ------------
     Total Net Assets.................   $ 135,408,172      $ 23,002,523     $ 365,940,311    $ 244,173,816     $ 76,612,043
                                         =============      ============     =============    =============     ============
NET ASSETS:
Class 1 Shares........................   $ 125,992,190      $ 20,758,886     $ 334,605,405    $ 229,563,636     $ 73,935,658
                                         =============      ============     =============    =============     ============
Class 2 Shares........................   $   9,415,982      $  2,243,637     $  31,334,906    $  14,610,180     $  2,676,385
                                         =============      ============     =============    =============     ============

SHARES OUTSTANDING:
Class 1 Shares........................      10,153,925         2,132,547        26,949,561       18,874,660        5,892,257
                                         =============      ============     =============    =============     ============
Class 2 Shares........................         760,573           231,014         2,529,739        1,204,216          213,391
                                         =============      ============     =============    =============     ============

CLASS 1 SHARES:
Net asset value, offering and
 redemption price per share of
 beneficial interest outstanding......   $       12.41      $       9.73     $       12.42    $       12.16     $      12.55
                                         =============      ============     =============    =============     ============
CLASS 2 SHARES:
Net asset value, offering and
 redemption price per share of
 beneficial interest outstanding......   $       12.38      $       9.71     $       12.39    $       12.13     $      12.54
                                         =============      ============     =============    =============     ============

                       See Notes to Financial Statements.

STATEMENTS of OPERATIONS

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FOR THE YEAR ENDED DECEMBER 31, 2002

                                                        FLEXIBLE      CONSERVATIVE                   CONSERVATIVE      STRATEGIC
                                                         INCOME         BALANCED       BALANCED          GROWTH         GROWTH
                                                        PORTFOLIO      PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO
                                                      -------------   ------------   -------------    -------------   ------------
INVESTMENT INCOME:
Dividends from investment company securities.....     $   4,145,686   $    644,864   $  10,178,822    $   5,687,858   $  1,181,441
Interest.........................................            12,865          4,640          37,799            6,683          6,753
                                                      -------------   ------------   -------------    -------------   ------------
     Total investment income.....................         4,158,551        649,504      10,216,621        5,694,541      1,188,194
                                                      -------------   ------------   -------------    -------------   ------------
EXPENSES:
Investment advisory fee..........................           113,173         18,580         364,098          276,615         86,300
Administration fee...............................           169,759         27,870         546,148          414,923        129,449
Custodian fees...................................             2,831          2,783           3,705            4,309          2,889
Legal and audit fees.............................            21,470         19,226          27,343           25,450         20,860
Amortization of organization costs...............               926             --           3,409            3,409          3,409
Printing and postage expenses....................            25,050          5,156          74,608           53,525         20,874
Other............................................            10,581          2,029          25,958           24,893          8,605
Class 2 Shares distribution fees.................             9,566          3,033          41,112           20,470          3,436
                                                      -------------   ------------   -------------    -------------   ------------
     Total expenses..............................           353,356         78,677       1,086,381          823,594        275,822
Fees waived and expenses reimbursed by the
     investment advisor..........................                --        (19,899)             --               --             --
Fees reduced by custodian credits................              (136)           (85)            (76)              (4)           (22)
                                                      -------------   ------------   -------------    -------------   ------------
     Net expenses................................           353,220         58,693       1,086,305          823,590        275,800
                                                      -------------   ------------   -------------    -------------   ------------
NET INVESTMENT INCOME............................         3,805,331        590,811       9,130,316        4,870,951        912,394
                                                      -------------   ------------   -------------    -------------   ------------
NET REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS:
Net realized loss on investment transactions.....          (741,052)      (451,761)    (11,940,686)     (11,856,130)    (5,626,057)
Capital gain distributions received..............           172,069         44,955       1,732,750        1,991,426        855,980
Net change in unrealized
 appreciation/(depreciation) of investments......          (140,557)      (512,304)    (33,727,705)     (45,520,460)   (17,546,627)
                                                      -------------   ------------   -------------    -------------   ------------
Net realized and unrealized loss on
 investments.....................................          (709,540)      (919,110)    (43,935,641)     (55,385,164)   (22,316,704)
                                                      -------------   ------------   -------------    -------------   ------------
NET INCREASE/(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.......................     $   3,095,791   $   (328,299)  $ (34,805,325)   $ (50,514,213)  $(21,404,310)
                                                      =============   ============   =============    =============   ============

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FOR THE YEAR ENDED DECEMBER 31, 2002

                                                FLEXIBLE         CONSERVATIVE                       CONSERVATIVE       STRATEGIC
                                                 INCOME            BALANCED         BALANCED           GROWTH           GROWTH
                                                PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
                                              --------------     ------------     --------------    --------------   --------------
Net investment income......................   $    3,805,331     $    590,811     $    9,130,316    $    4,870,951   $      912,394
Net realized loss on investment
 transactions..............................         (741,052)        (451,761)       (11,940,686)      (11,856,130)      (5,626,057)
Capital gain distributions received........          172,069           44,955          1,732,750         1,991,426          855,980
Net change in unrealized
 appreciation/(depreciation)
 of investments............................         (140,557)        (512,304)       (33,727,705)      (45,520,460)     (17,546,627)
                                              --------------     ------------     --------------    --------------   --------------
Net increase/(decrease) in net assets
 resulting from operations.................        3,095,791         (328,299)       (34,805,325)      (50,514,213)     (21,404,310)
Distributions to shareholders from:
 Net investment income:
   Class 1 Shares..........................         (656,784)        (124,559)        (7,468,015)       (8,654,688)      (3,357,202)
   Class 2 Shares..........................          (20,517)          (8,500)          (365,608)         (266,944)         (49,923)
 Net realized gains on investments:
   Class 1 Shares..........................               --          (23,662)                --          (432,049)        (256,745)
   Class 2 Shares..........................               --           (1,637)                --           (13,328)          (3,819)
Net increase/(decrease) in net assets
 from Portfolio share transactions:
   Class 1 Shares..........................       32,909,851        7,002,340         21,599,458       (21,656,792)       1,274,805
   Class 2 Shares..........................        9,038,551        2,060,871         31,445,476        14,977,022        2,689,617
                                              --------------     ------------     --------------    --------------   --------------
Net increase/(decrease) in net assets......       44,366,892        8,576,554         10,405,986       (66,560,992)     (21,107,577)
NET ASSETS:
Beginning of year..........................       91,041,280       14,425,969        355,534,325       310,734,808       97,719,620
                                                ------------     ------------     --------------    --------------   --------------
End of year................................   $  135,408,172     $ 23,002,523     $  365,940,311    $  244,173,816   $   76,612,043
                                              ==============     ============     ==============    ==============   ==============
Undistributed net investment income
 at end of year............................   $    3,891,213     $    608,987     $    9,908,439    $    5,741,701   $    1,299,445
                                              ==============     ============     ==============    ==============   ==============

                       See Notes to Financial Statements.

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FOR THE YEAR ENDED DECEMBER 31,2001

                                        FLEXIBLE        CONSERVATIVE                      CONSERVATIVE         STRATEGIC
                                         INCOME           BALANCED         BALANCED          GROWTH              GROWTH
                                        PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO           PORTFOLIO
                                      ------------      ------------     -------------    -------------       ------------
Net investment income..............   $    805,996      $    153,287     $   4,089,246    $   3,438,701       $    942,465
Net realized loss on investment
  transactions.....................       (293,114)          (32,744)       (9,308,488)      (9,490,231)        (3,476,475)
Capital gain distributions
  received.........................        380,827           182,489         8,463,969       12,594,497          5,339,448
Net change in unrealized
  depreciation of investments......      2,277,543            44,522        (3,357,683)     (18,618,468)        (9,912,162)
                                      ------------      ------------        ----------    -------------       ------------
Net increase/(decrease) in net
  assets resulting from
  operations.......................      3,171,252           347,554          (112,956)     (12,075,501)        (7,106,724)

Distributions to shareholders from:
  Net investment income:
    Class 1 Shares ................       (535,308)          (99,201)       (5,764,997)     (11,915,056)        (3,223,976)
  Net realized gains on
    investments:
    Class 1 Shares.................       (370,328)               --        (8,494,227)      (8,457,161)        (2,741,181)
Net increase in net assets from
  Portfolio share transactions:
    Class 1 Shares.................     48,546,631         5,236,554        63,066,550       48,620,199         12,043,331
    Class 2 Shares.................        180,493           204,681         1,440,572        1,119,994            317,161
                                      ------------      ------------     -------------    -------------       ------------
Net increase/(decrease) in net
  assets...........................     50,992,740         5,689,588        50,134,942       17,292,475           (711,389)
NET ASSETS:
Beginning of year..................     40,048,540         8,736,381       305,399,383      293,442,333         98,431,009
                                      ------------      ------------     -------------    -------------       ------------
End of year........................   $ 91,041,280       $ 14,425,96     $ 355,534,325    $ 310,734,808       $ 97,719,620
                                      ============      ============     =============    =============       ============
Undistributed net investment
income at end of year..............   $    676,690       $   129,990     $   7,819,787    $   8,891,686       $  3,400,065
                                      ============      ============     =============    =============       ============

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS


                                                FLEXIBLE INCOME PORTFOLIO           CONSERVATIVE BALANCED PORTFOLIO
                                              -------------------------------       ---------------------------------
                                               YEAR ENDED         YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                12/31/02           12/31/01           12/31/02            12/31/01
                                              ------------       ------------       ------------         ------------
AMOUNT
  CLASS 1
    Sold.................................     $ 51,872,915       $ 55,027,442       $ 10,841,387          $ 7,519,199
    Issued as reinvestment of dividends..          656,784            905,636            148,221               99,201
    Redeemed.............................      (19,619,848)        (7,386,447)        (3,987,268)          (2,381,846)
                                              ------------       ------------       ------------          -----------
    Net increase ........................     $ 32,909,851       $ 48,546,631       $  7,002,340          $ 5,236,554
                                              ============       ============       ============          ===========

  CLASS 2(a)
    Sold ................................     $  9,245,821       $    180,855       $  2,574,231          $   246,256
    Issued as reinvestment of dividends..           20,517                 --             10,137                   --
    Redeemed.............................         (227,787)              (362)          (523,497)             (41,575)
                                              ------------       ------------       ------------          -----------
    Net increase ........................     $  9,038,551       $    180,493       $  2,060,871          $   204,681
                                              ============       ============       ============          ===========
SHARES
  CLASS 1
    Sold .................................       4,286,637          4,603,017          1,117,129              763,683
    Issued as reinvestment of dividends...          54,012             76,380             15,186               10,312
    Redeemed..............................      (1,616,512)          (615,590)          (415,646)            (241,009)
                                              ------------       ------------       ------------          -----------
    Net increase..........................       2,724,137          4,063,807            716,669              532,986
                                              ============       ============       ============          ===========

  CLASS 2(a)
    Sold .................................         762,913             14,888            266,035               24,581
    Issued as reinvestment of dividends...           1,689                 --              1,040                   --
    Redeemed..............................         (18,887)               (30)           (56,501)              (4,141)
                                              ------------       ------------      -------------          -----------
    Net increase..........................         745,715             14,858            210,574               20,440
                                              ============       ============       ============          ===========

                                                    BALANCED PORTFOLIO
                                              -------------------------------
                                               YEAR ENDED         YEAR ENDED
                                                12/31/02           12/31/01
                                              ------------       ------------
AMOUNT
  CLASS 1
    Sold.................................     $ 86,014,194       $ 81,699,554
    Issued as reinvestment of dividends..        7,468,015         14,259,224
    Redeemed.............................      (71,882,751)       (32,892,228)
                                              ------------       ------------
    Net increase ........................     $ 21,599,458       $ 63,066,550
                                              ============       ============

  CLASS 2(a)
    Sold ................................     $ 32,720,894       $  1,492,226
    Issued as reinvestment of dividends..          365,608                 --
    Redeemed.............................       (1,641,026)           (51,654)
                                              ------------       ------------
    Net increase ........................     $ 31,445,476       $  1,440,572
                                              ============       ============
SHARES
  CLASS 1
    Sold.................................        6,659,042          5,760,534
    Issued as reinvestment of dividends..          580,717          1,020,429
    Redeemed.............................       (5,752,794)        (2,377,165)
                                              ------------       ------------
    Net increase ........................        1,486,965          4,403,798
                                              ============       ============

  CLASS 2(a)
    Sold ................................        2,527,168            108,143
    Issued as reinvestment of dividends..           28,452                 --
    Redeemed.............................         (130,316)            (3,708)
                                              ------------       ------------
    Net increase ........................        2,425,304            104,435
                                              ============       ============


                                                       CONSERVATIVE
                                                      GROWTH PORTFOLIO                   STRATEGIC GROWTH PORTFOLIO
                                             --------------------------------       ---------------------------------
                                               YEAR ENDED         YEAR ENDED         YEAR ENDED          YEAR ENDED
                                               12/31/02           12/31/01           12/31/02            12/31/01
                                             -------------      --------------      -------------        ------------
AMOUNT
  CLASS 1
    Sold .................................   $  39,872,387      $  64,742,180      $  19,153,211         $ 17,116,018
    Issued as reinvestment of dividends ..       9,086,737         20,372,217          3,613,947            5,965,157
    Redeemed .............................     (70,615,916)       (36,494,198)       (21,492,353)         (11,037,844)
                                             -------------      -------------      -------------         ------------
    Net increase/(decrease) ..............   $ (21,656,792)     $  48,620,199      $   1,274,805         $ 12,043,331
                                             =============      =============      =============         ============

  CLASS 2(a)
    Sold .................................   $  15,345,219      $   1,120,854      $   3,164,200         $    317,313
    Issued as reinvestment of dividends ..        .280,272                 --             53,742                   --
    Redeemed .............................        (648,469)              (860)          (528,325)                (152)
                                             -------------      -------------      -------------         ------------
    Net increase .........................   $  14,977,022      $   1,119,994      $   2,689,617         $    317,161
                                             =============      =============      =============         ============
SHARES
  CLASS 1
    Sold .................................       3,019,159          4,091,472          1,358,720              960,960
    Issued as reinvestment of dividends ..         694,705          1,328,045            259,064              343,813
    Redeemed .............................      (5,662,333)        (2,429,401)        (1,646,443)            (672,745)
                                             -------------      -------------      -------------         ------------
    Net increase/(decrease) ..............      (1,948,469)         2,990,116            (28,659)             632,028
                                             =============      =============      =============         ============
  CLASS 2(a)
    Sold .................................       1,162,455             75,842            232,142               19,400
    Issued as reinvestment of dividends ..          21,443                 --              3,858                   --
    Redeemed .............................         (55,466)               (58)           (42,000)                  (9)
                                             -------------      -------------      -------------         ------------
    Net increase .........................       1,128,432             75,784            194,000               19,391
                                             =============      =============      =============         ============

-------------------------

(a) All Portfolios commenced selling Class 2 shares on November 6, 2001.

                       See Notes to Financial Statements.

                       This Page Left Blank Intentionally.

FINANCIAL highlights

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                              INCOME FROM INVESTMENT OPERATIONS
                                           ----------------------------------------

                                    NET ASSET
                                      VALUE,                         NET REALIZED
                                    BEGINNING         NET           AND UNREALIZED         FROM
                                       OF          INVESTMENT         GAIN/(LOSS)       INVESTMENTS
                                     PERIOD          INCOME         ON INVESTMENT        OPERATIONS
                                  -------------    -----------      --------------      ------------
FLEXIBLE INCOME PORTFOLIO

CLASS 1
12/31/02                            $ 12.23         $ 0.41(7)         $ (0.15)            $  0.26
12/31/01                              11.90           0.17(7)            0.40                0.57
12/31/00                              11.86           0.58(7)            0.10                0.68
12/31/99                              11.38           0.58(7)            0.41                0.99
12/31/98                              10.23           0.48(7)            0.69                1.17

CLASS 2
12/31/02                              12.23           0.38(7)           (0.15)               0.23
12/31/01(5)                           12.18           0.02(7)            0.03                0.05

CONSERVATIVE BALANCED PORTFOLIO

CLASS 1
12/31/02                            $ 10.04         $ 0.31(7)         $ (0.54)            $ (0.23)
12/31/01                               9.90           0.13               0.10                0.23
12/31/00                               9.90           0.49(7)           (0.00)(8)            0.49
12/31/99                              10.42           0.71(7)           (0.52)               0.19
12/31/98(6)                           10.00           0.56(7)           (0.14)               0.42
12/31/97(6)                           10.00             --                 --                  --

CLASS 2
12/31/02                              10.04           0.29(7)           (0.54)              (0.25)
12/31/01(5)                            9.92           0.01               0.11                0.12

BALANCED PORTFOLIO

CLASS 1
12/31/02                            $ 13.91         $ 0.32(7)         $ (1.53)            $ (1.21)
12/31/01                              14.50           0.17(7)           (0.15)               0.02
12/31/00                              14.92           0.41(7)           (0.32)               0.09
12/31/99                              12.20           0.34(7)            2.95                3.29
12/31/98                              10.47           0.31(7)            1.49                1.80

CLASS 2
12/31/02                              13.91           0.29(7)           (1.53)              (1.24)
12/31/01(5)                           13.52           0.02(7)            0.37(9)             0.39

                                                                 LESS DISTRIBUTIONS
                                       --------------------------------------------------------------------------
                                                          DISTRIBUTIONS
                                       DIVIDENDS FROM         FROM
                                       NET INVESTMENT     NET REALIZED          TOTAL            NET ASSET VALUE,
                                         INCOME(1)        CAPITAL GAINS      DISTRIBUTIONS        END OF PERIOD
                                       --------------    ---------------     -------------      -----------------
FLEXIBLE INCOME PORTFOLIO

CLASS 1
12/31/02                                 $ (0.08)           $    --            $ (0.08)              $ 12.41
12/31/01                                   (0.15)             (0.09)             (0.24)                12.23
12/31/00                                   (0.58)             (0.06)             (0.64)                11.90
12/31/99                                   (0.50)             (0.01)             (0.51)                11.86
12/31/98                                   (0.02)                --              (0.02)                11.38

CLASS 2
12/31/02                                   (0.08)                --              (0.08)                12.38
12/31/01(5)                                   --                 --                 --                 12.23

CONSERVATIVE BALANCED PORTFOLIO

CLASS 1
12/31/02                                 $ (0.07)           $ (0.01)           $ (0.08)              $  9.73
12/31/01                                   (0.09)                --              (0.09)                10.04
12/31/00                                   (0.49)             (0.00)(8)          (0.49)                 9.90
12/31/99                                   (0.70)             (0.01)             (0.71)                 9.90
12/31/98(6)                                   --                 --                 --                 10.42
12/31/97(6)                                   --                 --                 --                 10.00

CLASS 2
12/31/02                                   (0.07)             (0.01)             (0.08)                 9.71
12/31/01(5)                                   --                 --                 --                 10.04

BALANCED PORTFOLIO

CLASS 1
12/31/02                                 $ (0.28)           $    --            $ (0.28)              $ 12.42
12/31/01                                   (0.25)             (0.36)             (0.61)                13.91
12/31/00                                   (0.43)             (0.08)             (0.51)                14.50
12/31/99                                   (0.48)             (0.09)             (0.57)                14.92
12/31/98                                   (0.07)                --              (0.07)                12.20

CLASS 2
12/31/02                                   (0.28)                --              (0.28)                12.39
12/31/01(5)                                   --                 --                 --                 13.91

                       See Notes to Financial Statements.

                            RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                         ----------------------------------------------------
                            NET ASSETS,                     RATIO OF
                           END OF PERIOD                OPERATING EXPENSES
TOTAL RETURN(2)             (IN 000'S)               TO AVERAGE NET ASSETS(3)
---------------          -----------------           ------------------------
     2.14%                  $125,992                         0.30%
     4.84%                    90,860                         0.33%
     5.79%                    40,049                         0.31%
     8.58%                    25,846                         0.35%
    11.75%                     1,107                         0.35%

     1.89%                     9,416                         0.55%
     0.41%                       182                         0.58%(10)

    (2.26)%                  $20,759                         0.30%
     2.40%                    14,221                         0.41%
     5.03%                     8,736                         0.37%
     1.88%                     7,206                         0.35%
     4.23%                       829                         0.35%(10)
     0.00%                         0                         0.35%(10)

    (2.47)%                    2,244                         0.55%
     1.21%                       205                         0.66%(10)

    (8.78)%                 $334,605                         0.29%
     0.13%                   354,082                         0.28%
     0.49%                   305,399                         0.29%
    27.71%                   170,527                         0.35%
    17.18%                    11,161                         0.35%

    (9.00)%                   31,335                         0.54%
     2.88%                     1,452                         0.53%(10)

             RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------
                                                     RATIO OF OPERATING
                                                    EXPENSES TO AVERAGE
                                                   NET ASSETS WITHOUT FEE
                                                      WAIVERS, EXPENSES
                                                   REIMBURSED AND/OR FEES
    RATIO OF NET                                     REDUCED BY CREDITS
INVESTMENT INCOME TO           PORTFOLIO               ALLOWED BY THE
 AVERAGE NET ASSETS          TURNOVER RATE             CUSTODIAN (3)(4)
--------------------         -------------         ----------------------
       3.37%                       9%                        0.30%
       1.43%                       1%                        0.33%
       4.84%                      14%                        0.31%
       5.09%                       4%                        0.41%
       4.90%                      78%                        1.51%

       3.12%                       9%                        0.55%
       1.18%(10)                   1%                        0.58%(10)

       3.20%                       9%                        0.41%
       1.36%                       2%                        0.53%
       4.99%                      67%                        0.44%
       7.07%                      17%                        0.59%
       7.39%(10)                  61%                        5.37%(10)
       0.00%(10)                  99%                    7,567.04%(10)

       2.95%                       9%                        0.66%
       1.11%(10)                   2%                        0.78%(10)

       2.52%                      22%                        0.29%
       1.22%                       8%                        0.28%
       2.76%                      15%                        0.29%
       2.70%                      13%                        0.35%
       2.79%                      33%                        0.54%

       2.27%                      22%                        0.54%
       0.97%(10)                   8%                        0.53%(10)

                       See notes to Financial Statements.

FINANCIAL highlights

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                          INCOME FROM INVESTMENT OPERATIONS
                                     ------------------------------------------------------------------------------
                                                                                   NET REALIZED
                                     NET ASSET VALUE,                             AND UNREALIZED         TOTAL FROM
                                       BEGINNING OF         NET INVESTMENT        GAIN/(LOSS) ON         INVESTMENT
                                         PERIOD                INCOME               INVESTMENTS          OPERATIONS
                                     ----------------       --------------        --------------         ----------
CONSERVATIVE GROWTH PORTFOLIO

CLASS 1
12/31/02                               $  14.87               $  0.23(7)            $  (2.51)             $  (2.28)
12/31/01                                  16.46                  0.17(7)               (0.72)                (0.55)
12/31/00                                  17.10                  0.27(7)               (0.69)                (0.42)
12/31/99                                  12.54                  0.12(7)                4.76                  4.88
12/31/98                                  10.49                  0.20(7)                1.89                  2.09

CLASS 2
12/31/02                                  14.87                  0.19(7)               (2.50)                (2.31)
12/31/01(5)                               14.24                  0.01(7)                0.62(9)               0.63

STRATEGIC GROWTH PORTFOLIO

CLASS 1
12/31/02                               $  16.45               $  0.15(7)            $  (3.47)             $  (3.32)
12/31/01                                  18.61                  0.16(7)               (1.27)                (1.11)
12/31/00                                  19.59                  0.13(7)               (0.84)                (0.71)
12/31/99                                  13.46                  0.05(7)                6.35                  6.40
12/31/98                                  10.70                  0.17(7)                2.63                  2.80

CLASS 2
12/31/02                                  16.45                  0.11(7)               (3.44)                (3.33)
12/31/01(5)                               15.54                  0.01(7)                0.90(9)               0.91

                                                                    LESS DISTRIBUTIONS
                                       -------------------------------------------------------------------------------
                                                              DISTRIBUTIONS
                                       DIVIDENDS FROM             FROM
                                       NET INVESTMENT          NET REALIZED           TOTAL           NET ASSET VALUE,
                                         INCOME(1)            CAPITAL GAINS        DISTRIBUTIONS       END OF PERIOD
                                       --------------       ------------------    --------------      ----------------
CONSERVATIVE GROWTH PORTFOLIO

CLASS 1
12/31/02                               $   (0.41)             $   (0.02)            $  (0.43)             $  12.16
12/31/01                                   (0.61)                 (0.43)               (1.04)                14.87
12/31/00                                   (0.07)                 (0.15)               (0.22)                16.46
12/31/99                                   (0.16)                 (0.16)               (0.32)                17.10
12/31/98                                   (0.03)                 (0.01)               (0.04)                12.54

CLASS 2
12/31/02                                   (0.41)                 (0.02)               (0.43)                12.13
12/31/01(5)                                   --                     --                   --                 14.87

STRATEGIC GROWTH PORTFOLIO

CLASS 1
12/31/02                               $   (0.54)             $   (0.04)            $  (0.58)             $  12.55
12/31/01                                   (0.57)                 (0.48)               (1.05)                16.45
12/31/00                                   (0.11)                 (0.16)               (0.27)                18.61
12/31/99                                   (0.16)                 (0.11)               (0.27)                19.59
12/31/98                                   (0.03)                 (0.01)               (0.04)                13.46

CLASS 2
12/31/02                                   (0.54)                 (0.04)               (0.58)                12.54
12/31/01(5)                                   --                     --                   --                 16.45

-----------------------------------------
(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)      All Portfolios commenced selling Class 2 shares on November 6, 2001.

(6) The Conservative Balanced Portfolio commenced operations on October 22, 1997, ceased operations on November 4, 1997, and re-commenced operations on April 23, 1998.

(7)      Per share numbers have been calculated using the average shares method.

(8)      Amount represents less than $0.01 per share.

(9) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.

(10)     Annualized.

                       See Notes to Financial Statements.

       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
----------------------------------------------------------------
                      NET ASSETS,             RATIO OF
                    END OF PERIOD        OPERATING EXPENSES
TOTAL RETURN(2)      (IN 000'S)        TO AVERAGE NET ASSETS(3)
--------------     --------------     --------------------------
   (15.52)%           $229,564                  0.29%
    (3.56)%            309,608                  0.28%
    (2.49)%            293,442                  0.28%
    39.36%             155,790                  0.35%
    19.91%              10,072                  0.35%

   (15.72)%             14,610                  0.54%
     4.42%               1,127                  0.53%(10)

   (20.53)%           $ 73,936                  0.32%
    (6.25)%             97,401                  0.31%
    (3.73)%             98,431                  0.30%
    47.95%              35,500                  0.35%
    26.19%               4,949                  0.35%

   (20.59)%              2,676                  0.57%
     5.86%                 319                  0.56%(10)

        RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
-------------------------------------------------------------------
                                              RATIO OF OPERATING
                                              EXPENSES TO AVERAGE
                                            NET ASSETS WITHOUT FEE
                                               WAIVERS, EXPENSES
                                            REIMBURSED AND/OR FEES
    RATIO OF NET                              REDUCED BY CREDITS
INVESTMENT INCOME TO       PORTFOLIO            ALLOWED BY THE
 AVERAGE NET ASSETS      TURNOVER RATE         CUSTODIAN (3)(4)
--------------------     -------------      -----------------------
       1.77%                  19%                    0.29%
       1.11%                   7%                    0.28%
       1.59%                  13%                    0.28%
       0.85%                  12%                    0.36%
       1.79%                  35%                    0.57%

       1.52%                  19%                    0.54%
       0.86%(10)               7%                    0.53%(10)

       1.06%                  16%                    0.32%
       0.95%                   5%                    0.31%
       0.67%                  12%                    0.30%
       0.35%                   7%                    0.43%
       1.42%                  39%                    0.80%

       0.81%                  16%                    0.57%
       0.70%(10)               5%                    0.56%(10)

                       See Notes to Financial Statements.

PORTFOLIOS of INVESTMENTS

FLEXIBLE INCOME PORTFOLIO

DECEMBER 31, 2002

      SHARES                                                                VALUE
   -----------                                                          -------------
INVESTMENT COMPANY SECURITIES -- 99.8%
      432,272    WM VT Equity Income Fund ...................           $   4,759,314
      875,811    WM VT Growth & Income Fund .................              11,779,657
      534,630    WM VT Growth Fund  .........................               4,982,749
    1,428,708    WM High Yield Fund .........................               9,872,372
    4,006,953    WM VT Income Fund  .........................              43,235,026
      358,574    WM VT Mid Cap Stock Fund ...................               4,120,016
    6,759,243    WM VT Short Term Income Fund ...............              17,911,993
      269,911    WM VT Small Cap Stock Fund .................               1,481,811
    3,164,169    WM VT U.S. Government Securities Fund ......              34,964,072
      163,200    WM VT West Coast Equity Fund  ..............               2,071,009
                                                                         ------------
                 Total Investment Company Securities
                   (Cost $133,069,012) ......................             135,178,019
                                                                         ------------

     PRINCIPAL
      AMOUNT
   -----------
REPURCHASE AGREEMENT -- 0.3%
  (Cost $407,000)
$     407,000    Agreement with Credit Suisse First
                  Boston Corporation, 0.900% dated
                  12/31/2002, to be repurchased at
                  $407,020 on 01/02/2003,
                  collateralized by $283,796 U.S.
                  Treasury Bonds, having various
                  interest rates and maturities
                  (Market Value $412,553) ............                        407,000
                                                                         ------------
TOTAL INVESTMENTS
  (Cost $133,476,012*)................................          100.1%    135,585,019
OTHER ASSETS AND LIABILITIES (Net)....................           (0.1)       (176,847)
                                                                -----    ------------
NET ASSETS............................................          100.0%   $135,408,172
                                                                =====    ============

---------------------
* Aggregate cost for federal tax purposes is $133,661,632.

CONSERVATIVE BALANCED PORTFOLIO

DECEMBER 31, 2002

     SHARES                                                                 VALUE
     ------                                                                 -----
INVESTMENT COMPANY SECURITIES -- 98.6%
      130,443    WM VT Equity Income Fund ...................            $  1,436,183
      174,905    WM VT Growth & Income Fund .................               2,352,472
      153,088    WM VT Growth Fund ..........................               1,426,777
      237,919    WM High Yield Fund .........................               1,644,020
      627,285    WM VT Income Fund  .........................               6,768,403
       76,166    WM VT International Growth Fund ............                 648,171
       75,798    WM VT Mid Cap Stock Fund  ..................                 870,917
      652,975    WM VT Short Term Income Fund ...............               1,730,385
       84,205    WM VT Small Cap Stock Fund .................                 462,287
      423,998    WM VT U.S. Government Securities Fund ......               4,685,182
       51,113    WM VT West Coast Equity Fund ...............                 648,630
                                                                         ------------
                 Total Investment Company Securities
                   (Cost $23,214,809) .......................              22,673,427
                                                                         ------------

     PRINCIPAL
      AMOUNT
   -----------
REPURCHASE AGREEMENT -- 1.3%
  (Cost $313,000)
$    313,000     Agreement with Credit Suisse First
                   Boston Corporation, 0.900% dated
                   12/31/2002, to be repurchased at
                   $313,016 on 01/02/2003,
                   collateralized by $218,251 U.S.
                   Treasury Bonds, having various
                   interest rates and maturities
                   (Market Value $317,271) .............                      313,000
                                                                         ------------
TOTAL INVESTMENTS
  (Cost $23,527,809*)...................................      99.9%        22,986,427
OTHER ASSETS AND LIABILITIES (Net)......................       0.1             16,096
                                                             -----       ------------
NET ASSETS .............................................     100.0%      $ 23,002,523
                                                             =====       ============

-----------------------
* Aggregate cost for federal tax purposes is $23,899,216.

                       See Notes to Financial Statements.

PORTFOLIOS of INVESTMENTS

BALANCED PORTFOLIO

DECEMBER 31, 2002

     SHARES                                                                  VALUE
     ------                                                                  -----
INVESTMENT COMPANY SECURITIES -- 96.7%
    3,297,217    WM VT Equity Income Fund ...................            $ 36,302,356
    4,427,532    WM VT Growth & Income Fund .................              59,550,304
    3,730,913    WM VT Growth Fund  .........................              34,772,109
    3,316,638    WM High Yield Fund .........................              22,917,966
    6,326,265    WM VT Income Fund  .........................              68,260,396
    2,133,889    WM VT International Growth Fund ............              18,159,396
    1,920,716    WM VT Mid Cap Stock Fund  ..................              22,069,022
    2,591,482    WM VT Short Term Income Fund ...............               6,867,427
    2,168,272    WM VT Small Cap Stock Fund .................              11,903,816
    4,927,568    WM VT U.S. Government Securities Fund ......              54,449,622
    1,460,805    WM VT West Coast Equity Fund ...............              18,537,611
                                                                         ------------
                 Total Investment Company Securities
                   (Cost $398,093,018) ......................             353,790,025
                                                                         ------------

     PRINCIPAL
      AMOUNT
   -----------
REPURCHASE AGREEMENT -- 3.5%
  (Cost $12,850,000)
$ 12,850,000    Agreement with Credit Suisse First
                  Boston Corporation, 0.900% dated
                  12/31/2002, to be repurchased at
                  $12,850,643 on 01/02/2003,
                  collateralized by $8,960,151 U.S.
                  Treasury Bonds, having various
                  interest rates and maturities
                  (Market Value $13,025,323) .......                       12,850,000
                                                                         ------------

TOTAL INVESTMENTS
  (Cost $410,943,018*)..............................         100.2%       366,640,025
OTHER ASSETS AND LIABILITIES (Net)..................          (0.2)          (699,714)
                                                                         ------------
NET ASSETS  ........................................         100.0%      $365,940,311
                                                             =====       ============

--------------------------
* Aggregate cost for federal tax purposes is $417,810,555.

CONSERVATIVE GROWTH PORTFOLIO

DECEMBER 31, 2002

     SHARES                                                                 VALUE
     ------                                                                 -----
INVESTMENT COMPANY SECURITIES -- 99.6%
    2,888,563    WM VT Equity Income Fund ...................            $ 31,803,076
    4,379,344    WM VT Growth & Income Fund .................              58,902,180
    3,358,961    WM VT Growth Fund  .........................              31,305,516
    2,158,619    WM High Yield Fund .........................              14,916,054
    2,535,567    WM VT Income Fund  .........................              27,358,773
    1,969,247    WM VT International Growth Fund ............              16,758,294
    1,717,129    WM VT Mid Cap Stock Fund  ..................              19,729,811
    1,899,707    WM VT Small Cap Stock Fund .................              10,429,391
    1,353,029    WM VT U.S. Government Securities Fund ......              14,950,966
    1,344,358    WM VT West Coast Equity Fund ...............              17,059,903
                                                                         ------------
                 Total Investment Company Securities
                   (Cost $320,486,932).......................             243,213,964
                                                                         ------------

     PRINCIPAL
      AMOUNT
   -----------
REPURCHASE AGREEMENT -- 0.3%
   (Cost $786,000)
$       786,000    Agreement with Credit Suisse First
                     Boston Corporation, 0.900% dated
                     12/31/2002, to be repurchased at
                     $786,039 on 01/02/2003,
                     collateralized by $548,068 U.S.
                     Treasury Bonds, having various
                     interest rates and maturities
                     (Market Value $796,724) .......                          786,000
                                                                         ------------
TOTAL INVESTMENTS
   (Cost $321,272,932*).............................          99.9%       243,999,964
OTHER ASSETS AND LIABILITIES (Net)..................           0.1            173,852
                                                             -----       ------------
NET ASSETS .........................................         100.0%      $244,173,816
                                                             =====       ============

------------------
* Aggregate cost for federal tax purposes is $327,897,046.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

STRATEGIC GROWTH PORTFOLIO

DECEMBER 31, 2002

     SHARES                                                                 VALUE
     ------                                                                 -----
INVESTMENT COMPANY SECURITIES -- 99.0%
      992,751    WM VT Equity Income Fund ...................            $ 10,930,183
    1,659,830    WM VT Growth & Income Fund .................              22,324,716
    1,201,806    WM VT Growth Fund  . .......................              11,200,836
      666,433    WM High Yield Fund . .......................               4,605,055
      795,332    WM VT International Growth Fund ............               6,768,279
      761,701    WM VT Mid Cap Stock Fund  ..................               8,751,945
      811,652    WM VT Small Cap Stock Fund..................               4,455,967
      537,124    WM VT West Coast Equity Fund ...............               6,816,103
                                                                         ------------
                 Total Investment Company Securities
                   (Cost $107,630,553) ......................              75,853,084
                                                                         ------------

       PRINCIPAL
        AMOUNT
     ------------
REPURCHASE AGREEMENT -- 0.5%
  (Cost $404,000)
$       404,000  Agreement with Credit Suisse First
                    Boston Corporation, 0.900% dated
                    12/31/2002, to be repurchased at
                    $404,020 on 01/02/2003,
                    collateralized by $281,704 U.S.
                    Treasury Bonds, having various
                    interest rates and maturities
                    (Market Value $409,512) ..........                        404,000
                                                                         ------------
TOTAL INVESTMENTS
  (Cost $108,034,553*)................................        99.5%        76,257,084
OTHER ASSETS AND LIABILITIES (Net)....................         0.5            354,959
                                                             -----       ------------
NET ASSETS ...........................................       100.0%      $ 76,612,043
                                                             =====       ============

------------------
* Aggregate cost for federal tax purposes is $110,399,537.

                       See Notes to Financial Statements.

NOTES to FINANCIAL Statements

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

1.       ORGANIZATION AND BUSINESS

WM Variable Trust (the "Trust") was organized as a Massachusetts business trust on January 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust consists of 11 funds and 5 portfolios. The following Portfolios are included in this report: Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth, (each a "Portfolio" and collectively, the "Portfolios").

The Trust is authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Portfolio offers two classes of shares:
Class 1 shares and Class 2 shares. These shares are issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance contracts (collectively "Variable Insurance Contracts"), as well as certain qualified retirement plans including affiliated plans of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company. At December 31, 2002, "The Washington Mutual Retirement Savings and Investment Plan" held 37%, 15%, 6% and 12% of the outstanding shares in the Flexible Income, Conservative Balanced, Balanced and Strategic Growth Portfolios, respectively.

Each of the Portfolios invests, within certain percentage ranges, in Class 1 shares of various funds in the WM Group of Funds and Class I shares of WM High Yield Fund (collectively, the "Underlying Funds"). WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, serves as investment advisor to the Portfolios. The Advisor may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective based on the Advisor's relative market valuations of the Underlying Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments.

2.       SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION:

Investments in the Underlying Funds are valued at net asset value per Class 1 share or Class I share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on each valuation date. Short-term debt securities that mature in 60 days or less are valued at amortized cost which approximates market value.

REPURCHASE AGREEMENTS:

Each Portfolio may engage in repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Portfolio would seek to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Portfolio enters into repurchase agreements.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis.

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

Interest income on debt securities is accrued daily. Dividend income is recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among the classes of that Portfolio based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income and distributions of any net capital gains of the Portfolios are declared and paid annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investments held by the Portfolios, organizational costs, redesignated distributions and differing characterization of distributions made by each Portfolio. The following adjustments have been reclassified in the components of net assets in the Statements of Assets and Liabilities to present these balances on an income tax basis, excluding certain temporary differences.

                                                                       INCREASE            INCREASE
                                                  INCREASE/          UNDISTRIBUTED        ACCUMULATED
                                                  (DECREASE)         NET INVESTMENT       NET REALIZED
NAME OF PORTFOLIO                               PAID-IN CAPITAL       INCOME LOSS             LOSS
-----------------                               ---------------      --------------       ------------
Flexible Income Portfolio ................          $ 1,780           $  86,493           $ (88,273)
Conservative Balanced Portfolio ..........               --              21,245             (21,245)
Balanced Portfolio........................           (2,077)            791,959            (789,882)
Conservative Growth Portfolio.............             (652)            900,696            (900,044)
Strategic Growth Portfolio................           (2,076)            394,111            (392,035)

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights for the year ended December 31, 2002 and have no effect on the net asset value per share of each Portfolio.

FEDERAL INCOME TAXES:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

It is each Portfolio's policy to meet the diversification requirements of the Code so that variable annuity and variable life contracts funded by the Trust will not fail to qualify as annuities and life insurance contracts for tax purposes.

EXPENSES:

General expenses of the Trust are allocated to all the Portfolios based upon the relative average net assets of each Portfolio. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

3.       INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Trust. As such, WM Advisors provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, WM Advisors is entitled to a monthly fee at an annual rate of 0.10% of each Portfolio's average daily net assets. The Advisor has voluntarily waived its advisory fees and reimbursed expenses of $18,580 and $1,319, respectively for the Conservative Balanced Portfolio for the year ended December 31, 2002.

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

WM Shareholder Services, Inc. (the "Administrator"), a wholly-owned subsidiary of Washington Mutual, serves as administrator to each of the Portfolios. For its administrative services to the Portfolios, the Adminstrator is entitled to a monthly fee at an annual rate of 0.15% of each Portfolio's average daily net assets.

Custodian fees for certain Portfolios have been reduced by credits allowed by the custodian for uninvested cash balances. These Portfolios could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended December 31, 2002 are shown separately in the Statements of Operations.

4.       TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other mutual funds advised by WM Advisors, pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional compensation for these services to the Trust. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 38 funds within the WM Group of Funds.

5.       DISTRIBUTION PLAN

Each of the Portfolios has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to the Class 2 shares of the Portfolios (a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, WM Funds Distributor, Inc. (the "Distributor") may receive a service fee at an annual rate of 0.25% of the average daily net assets attributable to Class 2 shares. This fee may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The Rule 12b-1 Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the distribution plan or any agreements related to the plan.

6.       PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of shares of the Underlying Funds for the year ended December 31, 2002, are as follows:

NAME OF PORTFOLIO                                            PURCHASES              SALES
-----------------                                            ---------              -----
Flexible Income Portfolio..............................    $ 55,690,754          $ 9,997,000
Conservative Balanced Portfolio........................      11,062,819            1,639,000
Balanced Portfolio.....................................     124,381,572           79,861,000
Conservative Growth Portfolio..........................      51,365,784           60,824,000
Strategic Growth Portfolio.............................      15,613,421           13,707,000

At December 31, 2002, aggregate gross unrealized appreciation for all Underlying Funds in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all Underlying Funds in which there was an excess of tax cost over value are as follows:

                                                             TAX BASIS           TAX BASIS
                                                            UNREALIZED           UNREALIZED
NAME OF PORTFOLIO                                          APPRECIATION         DEPRECIATION
-----------------                                          -------------        ------------
Flexible Income Portfolio..............................    $  6,472,347          $ 4,548,960
Conservative Balanced Portfolio........................         999,586            1,912,375
Balanced Portfolio.....................................      16,334,319           67,504,849
Conservative Growth Portfolio..........................       7,900,981           91,798,063
Strategic Growth Portfolio.............................       1,115,152           35,257,605

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

7.       ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Portfolios, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of each Portfolio, respectively. In the event any of the initial shares of a Portfolio are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Portfolio outstanding at the time of such redemption. At December 31, 2002, all costs have been fully amortized.

8.       POST OCTOBER LOSS

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occuring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the following Portfolios have elected to defer capital losses occurring between November 1, 2002 and December 31, 2002 as follows:

NAME OF PORTFOLIO                                          CAPITAL LOSSES
-----------------                                          --------------
Flexible Income Portfolio..............................    $    363,676
Conservative Balanced Portfolio........................         114,171
Balanced Portfolio.....................................       1,013,028
Conservative Growth Portfolio..........................       1,331,347
Strategic Growth Portfolio.............................          12,032

Such losses will be treated as arising on the first day of the year ending December 31, 2003.

9.       CAPITAL LOSS CARRYFORWARDS

At December 31, 2002, the following Portfolios have available for federal income tax purposes unused capital losses as follows:

                                                            EXPIRING             EXPIRING
NAME OF PORTFOLIO                                            IN 2009              IN 2010
-----------------                                          -----------          ------------
Flexible Income Portfolio..............................    $    18,616           $  165,731
Conservative Balanced Portfolio........................             --               28,022
Balanced Portfolio.....................................      3,740,018            4,364,439
Conservative Growth Portfolio..........................             --            5,708,682
Strategic Growth Portfolio.............................             --            3,814,867

10.      RISK FACTORS OF THE PORTFOLIOS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. For example, under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

The officers and Trustees, Advisor, Distributor and Transfer Agent of the Portfolios serve in the same capacity for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its responsibilities. The Advisor will, at all times, monitor the impact on the Underlying Funds of transactions by the Portfolios.

INDEPENDENT auditors' REPORT

To the Trustees and Shareholders of the Portfolios of the WM Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Portfolios of the WM Variable Trust (the "Portfolios") (comprising WM Variable Trust Flexible Income Portfolio, WM Variable Trust Conservative Balanced Portfolio, WM Variable Trust Balanced Portfolio, WM Variable Trust Conservative Growth Portfolio, and WM Variable Trust Strategic Growth Portfolio), as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Portfolios at December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 7, 2003

OTHER information (unaudited)

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

YEAR ENDED DECEMBER 31, 2002

1. TRUSTEES AND OFFICERS INFORMATION

TRUSTEES AND OFFICERS:

NAME, AGE, AND ADDRESS                       LENGTH OF         PRINCIPAL OCCUPATION(S) DURING          OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE                  TIME SERVED(1)              PAST 5 YEARS                      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
David E. Anderson, 75,                 Sierra Funds-8 years    Retired President and             Children's Bureau Foundation;
17960 Seabreeze Drive                       WM Group of        CEO of GTE California, Inc.       Upward Bound House of Santa Monica
Pacific Palisades, CA 90272                Funds-4 years
----------------------------------------------------------------------------------------------------------------------------------
Wayne L. Attwood, M.D., 73,             Composite Funds-11     Retired doctor of internal
3 East 40th Avenue                       years WM Group of     medicine and gastroenterology.
Spokane, WA 99203                         Funds-4 years

----------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake, 48,                    Composite Funds-3     CPA specializing in personal      Frank Russell Investment Company;
P.O. Box 28338                                 years           financial and tax planning.       Russell Insurance Funds; Avista
Spokane, WA 99228-8338                       WM Group of                                         Corporation; St. George School;
                                           Funds-4 years                                         YMCA of the Inland Northwest
----------------------------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq., 74,             Sierra Funds-8 years    Partner at the law firm of        Braille Institute of America, Inc;
553 South Marengo Avenue                   WM Group of         Davis & Whalen LLP.               Children's Bureau of Southern
Pasadena, CA 91101                         Funds-4 years                                         California, Children's Bureau
                                                                                                 Foundation; Fifield Manors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Carrol R. McGinnis, 59,                Griffin Funds-5 years   Founder of McGinnis               Baptist Foundation of Texas;
9225 Katy Freeway, Suite 205                WM Group of        Investments.                      Concord Trust Company
Houston, TX 77024                         Funds-4 years
----------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., Ph.D., 57,     Sierra Funds-7 years    University professor,             Nordstrom Inc.; K2, Inc.; First
110 Westwood Plaza, Suite C305             WM Group of         researcher and administrator      Pacific Advisors' Capital, Crescent
Los Angeles, CA 90095-1481                 Funds-4 years       in the Anderson Graduate School   and New Income Funds; Equity
                                                               of Management at the University   Marketing Inc.; Member of
                                                               of California Los Angeles.        Investment Company Institute
                                                                                                 National Board of Governors.
----------------------------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich, 58,                  Composite Funds-1     Retired Chairman and CEO of BDO   Wild Seed, Ltd.; Catalytic, Inc.
4311 South Madison Road                     WM Group of        Seidman, LLP.
Spokane, WA 99206                          Funds-4 years
----------------------------------------------------------------------------------------------------------------------------------
Jay Rockey, 74,                          Composite Funds-3     Founder and Chairman of The       Downtown Seattle Association;
2121 Fifth Avenue                        years WM Group of     Rockey Company.                   Rainier Club; WSU Foundation
Seattle, WA 98121                          Funds-4 years

----------------------------------------------------------------------------------------------------------------------------------
Morton O. Schapiro, 49,                   Griffin Funds-5      President of Williams College     Marsh and McLennan
P.O. Box 687                             years WM Group of     since 2000. Prior thereto,
Williamstown, MA 01267                     Funds-4 years       Dean of the College of
                                                               Letters, Arts and Sciences;
                                                               Professor of Economics
                                                               and Vice President of Planning,
                                                               University of
                                                               Southern California.
----------------------------------------------------------------------------------------------------------------------------------
Richard C. Yancey (Lead Trustee), 76,   Composite Funds-23     Retired Managing Director of      AdMedia Partners Inc.; Czech
444 Madison Avenue, 19th Floor          years WM Group of      Dillon, Read & Co., an            and Slovak American
New York, NY 10022                        Funds-4 years        Investment Bank now part of       Enterprise Fund
                                                               UBS Warburg.
----------------------------------------------------------------------------------------------------------------------------------

NAME, AGE, AND ADDRESS                      LENGTH OF          PRINCIPAL OCCUPATION(S) DURING          OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE(2)                  TIME SERVED(1)               PAST 5 YEARS                      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Anne V. Farrell, 67,                     Composite Funds-4     President of the Seattle          Washington Mutual, Inc.; REI
425 Pike Street, Suite 510               years WM Group of     Foundation.
Seattle, WA 98101                          Funds-4 years
----------------------------------------------------------------------------------------------------------------------------------
Michael K. Murphy, 65,                   Composite Funds-3     Chairman of CPM Development       Washington Mutual, Inc.
P.O. Box 3366                            years WM Group of     Corporation.
Spokane, WA 99220-3366                     Funds-4 years
----------------------------------------------------------------------------------------------------------------------------------
William G. Papesh, 59,                   Composite Funds-9     President, CEO and Director
President and CEO                        years WM Group of     of the Advisor, Distributor
1201 Third Avenue, 22nd Floor              Funds-4 years       and Administrator.
Seattle, WA 98101
----------------------------------------------------------------------------------------------------------------------------------

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

YEAR ENDED DECEMBER 31, 2002

                                       POSITION(S) HELD WITH REGISTRANT
NAME, AGE, AND ADDRESS                                 &                                     PRINCIPAL OCCUPATION(S) DURING
    OF OFFICER                               LENGTH OF TIME SERVED                                   PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
Monte D. Calvin, CPA, 58,          First Vice President of the Funds since 2002.       First Vice President and Director of the
1201 Third Avenue, 22nd Floor    First Vice President, Chief Financial Officer and     Administrator, Advisor and Distributor.
Seattle, WA 98101                  Treasurer since 2001. First Vice President and
                                    Chief Financial Officer since 1998. Vice
                                     President and Treasurer since 1988.
----------------------------------------------------------------------------------------------------------------------------------
Sandy Cavanaugh, 48,                    Senior Vice President since 2000.              Senior Vice President and Director of the
12009 Foundation Place, Suite           First Vice President since 1997.               Distributor and Director of the Advisor and
 350 Gold River, CA 95670                                                              Administrator since 1997.Prior thereto,
                                                                                       senior level positions with AIM Management.
----------------------------------------------------------------------------------------------------------------------------------
Sharon L. Howells, 52,                  First Vice President since 2000.               First Vice President, Secretary and Director
1201 Third Avenue, 22nd Floor                                                          of the Advisor, Distributor, and
Seattle, WA 98101                                                                      Administrator.

----------------------------------------------------------------------------------------------------------------------------------
Gary Pokrzywinski, 41,                  First Vice President since 2001.               First Vice President of the Advisor.
1201 Third Avenue, 22nd Floor              Vice President since 1999.
Seattle, WA 98101
----------------------------------------------------------------------------------------------------------------------------------
Stephen Q. Spencer, 44,                  First Vice President since 2001.              First Vice President of the Advisor.
1201 Third Avenue, 22nd Floor                                                          Prior thereto, senior level positions with
Seattle, WA 98101                                                                      Smoot, Miller, Cheney and Co.
----------------------------------------------------------------------------------------------------------------------------------
John T. West, 47,                 First Vice President, Secretary, Compliance          Vice President of the Administrator.
1201 Third Avenue, 22nd Floor       Officer, Treasurer and Chief Financial
Seattle, WA 98101                   Officer since 2002.First Vice President,
                                    Secretary and Compliance Officer since
                                     2001. Vice President, Secretary and
                                   Compliance Officer since 1998. Secretary
                                                 since 1993.
----------------------------------------------------------------------------------------------------------------------------------
Randall L. Yoakum, 42,                  Senior Vice President since 2001.              Senior Vice President and Chief Investment
1201 Third Avenue, 22nd Floor           First Vice President since 1999.               Officer of the Advisor. Prior to 1999,
Seattle, WA 98101                                                                      senior positions at D.A. Davidson and
                                                                                       Boatmen's Trust.

----------------------------------

Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 1-800-222-5852.

(1) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(2) Trustees are considered interested due to their affiliation with Washington Mutual, Inc. or the Funds.

This Annual Report is published for the general information of the shareholders of the WM Variable Trust. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. Share prices and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

Shares of the WM Variable Trust are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, National Credit Union Association (NCUA), National Credit Union Share Insurance Fund (NCUSIF), or any other federal government agency. The purchase of WM Variable Trust shares is not required for and is not a term of the provision of any banking service or activity. They are not deposits or obligations of, nor are they guaranteed by, any bank. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

[WM VARIABLE TRUST LOGO]                                        PRSRT STD
                                                                U.S. POSTAGE
WM Funds Distributor, Inc.                                      PAID
12009 Foundation Place, Suite 350                               LOS ANGELES, CA
Gold River, CA 95670                                            PERMIT #30835

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